EXHIBIT 10.18, PART 1

                             PARTICIPATION AGREEMENT

                           Dated as of March 15, 1996



                            Entered Into By and Among

                             ROADWAY EXPRESS, INC.,
                                   as Lessee,

                               ABN AMRO BANK N.V.,
                      not individually, except as expressly
                         set forth herein, but as Agent

                                       and

                              The Lessors Listed on
                                Schedule I Hereto

                                TABLE OF CONTENTS
                                -----------------
                                                                  Page
                                                                  ----

Definitions..........................................................1


Purchase and Lease of Vehicles.......................................1
  Fundings; Payment of Purchase Price................................1
  Application of Funds; Sale and Lease of Vehicles...................3
  Time and Place of Delivery Dates...................................3
  Executory and Underwriting Fee.....................................4
  Commitment Fee.....................................................4


Conditions to Delivery Date Closings.................................4
  Delivery Date Notice; Invoices.....................................4
  Appraisals.........................................................4
  Participation Agreement............................................5
  Lease..............................................................5
  Lease Supplements..................................................5
  Financial Reports..................................................6
  Financing Statements...............................................6
  Certificates of Title..............................................6
  Transaction Costs; Fees............................................7
  Opinions of Counsel................................................7
  Corporate Status and Proceedings...................................7
  Consents and Approvals.............................................7
  Payment of Impositions.............................................7
  Search Reports.....................................................8
  Insurance..........................................................8
  Proceedings Satisfactory, Etc......................................8
  Absence of Material Adverse Effect.................................8
  Representations and Warranties True; Absence of Defaults...........8


General Provisions...................................................8
  Nature of Transaction..............................................8
  Replacements.......................................................9


Representations and Warranties.......................................9
  Representations and Warranties of Lessee...........................9
  Representations and Warranties of Lessors.........................13
  Representations and Warranties of Agent...........................14


Covenants...........................................................15
  Covenants of Lessee...............................................15
  Covenants of Agent and Lessors....................................20


General Indemnities.................................................21

  Indemnity.......................................................21
  Excessive Use Indemnity.........................................22
  Increased Capital Costs.........................................22
  LIBO Rate Unlawful..............................................23
  Funding Losses..................................................23
  Actions of Affected Lessors.....................................23


General Tax Indemnity.............................................24
  General Tax Indemnity...........................................24
  Contest.......................................................  24
  Gross Up....................................................... 25
  Tax Returns.....................................................26
  Withholding Tax Exemption.......................................26


Agent.............................................................27
  Appointment of Agent; Powers and Authorization to Take
    Certain Actions...............................................27
  Reliance........................................................28
  Action Upon Instructions Generally..............................28
  Indemnification.................................................29
  Independent Credit Investigation................................29
  Refusal to Act..................................................30
  Resignation or Removal of Agent; Appointment of Successor.......30
  Separate Agent..................................................31
  Termination of Agency...........................................31
  Compensation of Agency..........................................31
  Limitations.....................................................31


Amendments to Operative Agreements................................32
  Amendments to Operative Agreements With Consent of Lessors......32
  Amendments to Operative Agreements Affecting Agent..............33


Miscellaneous.....................................................33
  Survival of Covenants...........................................33
  APPLICABLE LAW..................................................33
  Distribution and Application of Rents and Other Payments........33
  Notices.........................................................33
  Transaction Costs; Other Expenses...............................34
  Counterparts....................................................35
  Severability....................................................35
  Successors and Assigns; Transfers...............................35
  JURY TRIAL......................................................37
  Captions; Table of Contents.....................................37
  FINAL AGREEMENT.................................................37
  No Third-Party Beneficiaries....................................37
  Further Assurances..............................................37
  Reproduction of Documents.......................................37
  Consideration for Consents to Waivers and Amendments............38
  Submission to Jurisdiction......................................38

                        LIST OF SCHEDULES AND EXHIBITS
                        ------------------------------

 Schedule I     -       Commitments of Lessors; Payment Instructions
*Schedule II    -       Description of Vehicles

*Schedule X     -       Definitions

 Exhibit A      -       Form of Lease
   *Schedule I          -       Description of Vehicles
   *Exhibit A           -       Form of Lease Supplement
*Exhibit B      -       Form of Delivery Date Notice
   *Schedule I          -       Vehicle List and Purchase Price
*Exhibit C-1    -       Form of Opinion of Lessee's General Counsel
*Exhibit C-2    -       Form of Opinion of Lessee's Local Counsel
*Exhibit D      -       Form of Officer's Certificate
*Exhibit E      -       Form of Assumption Agreement
*Exhibit F      -       Form of Investor's Letter
*Exhibit G      -       Form of Schedule I to Lease Supplement
*Exhibit H      -       Form of Schedule II to Lease Supplement

* Not filed as an exhibit to form 10-Q

                             PARTICIPATION AGREEMENT
                             -----------------------

         THIS PARTICIPATION AGREEMENT, dated as of March 15, 1996 (this "Participation Agreement"), is entered into among ROADWAY EXPRESS INC., a Delaware corporation, as Lessee ("Lessee"), ABN AMRO BANK N.V., a bank organized under the laws of the Netherlands, not in its individual capacity, except as otherwise expressly provided herein, but solely as Agent for the Lessors (the "Agent"), and the several Lessors listed on Schedule I hereto (together with their respective permitted successors, assigns and transferees, each a "Lessor" and collectively the "Lessors").

         WHEREAS, on each Delivery Date, Lessee will transfer to Agent, for the benefit of Lessors, and Agent, on behalf of Lessors, will purchase and receive from Lessee, an interest in certain of the Vehicles described on Schedule II hereto;

         WHEREAS, upon the transfer of the Vehicles on each Delivery Date, Agent, on behalf of Lessors, will lease such Vehicles to Lessee and Lessee will lease such Vehicles from Agent, for the benefit of Lessors, pursuant to the terms of the Lease substantially in the form of Exhibit A hereto; and

         WHEREAS, on the final Delivery Date during each Interim Period Lessee shall execute and deliver to Agent a Lease Supplement in the form of Exhibit A to the Lease covering the Vehicles purchased on all of the Delivery Dates occurring during such Interim Period;

         NOW, THEREFORE, in consideration of the mutual terms and conditions herein contained, the parties hereto agree as follows:




                                         I
                                         -
                                   Definitions
                                   -----------

         Capitalized terms used but not defined herein (including those used in the foregoing recitals) shall have the meanings specified in Schedule X hereto unless the context otherwise requires, which Schedule X shall for all purposes constitute a part of this Participation Agreement.


                                       II
                                       --
                         Purchase and Lease of Vehicles
                         ------------------------------

     II.1  FUNDINGS; PAYMENT OF PURCHASE PRICE.
           -----------------------------------------------

     (a) Subject to the terms and conditions hereinafter set forth, and in reliance on the representations and warranties contained herein or made pursuant hereto, upon receipt of each Delivery Date Notice, each Lessor shall transfer to Agent on the specified Delivery Date an amount equal to the product of the aggregate Purchase Price of the Vehicles specified in such Delivery Date Notice, multiplied by such Lessor's Commitment Percentage (each such transfer being referred to herein as a "Funding"). In no event shall any Lessor be required to provide funds under this Participation Agreement in an aggregate amount exceeding such Lessor's Commitment.

                  (b) Remittances pursuant to this Section 2.1 shall be made in immediately available federal funds by wire transfer to the account of Agent set forth below (or as otherwise specified by Agent to each Lessor from time to time not less than three Business Days prior to the date of the requested Funding) and must be received by Agent by 2:00 p.m., New York time on the applicable Delivery Date:

                  Bank:             ABN AMRO Bank N.V.
                                            New York Branch
                                            New York, NY
                  ABA Routing #:    026009580
                  Account #:        651001063441
                  Payee:            ABN AMRO Bank N.V., Pittsburgh Branch
                  Reference:        Roadway Express, Inc.

                  (c) If the Agent determines that any Lessor (a "Defaulting Lessor") will not make available the amount (the "Defaulted Amount") which would constitute its Commitment Percentage of the total Purchase Price of the Vehicles specified in a Delivery Date Notice, Agent shall promptly notify each other Lessor (each, a "Non-Defaulting Lessor") and specify the additional amounts required to be funded by each Non-Defaulting Lessor. Each Non-Defaulting Lessor, as soon as practical after receipt of notice but not before the Delivery Date, shall transfer to the Agent, in immediately available funds, its pro rata share of the Defaulted Amount, determined in the same proportion that such Non-Defaulting Lessor's Commitment bears to the aggregate Commitments of all Non-Defaulting Lessors; provided that such amount, together with all amounts previously funded by each Non-Defaulting Lessor, shall not exceed the Non-Defaulting Lessor's Commitment. If the Defaulted Amount cannot be fully funded by the Non-Defaulting Lessors, Agent shall so notify the Non-Defaulting Lessors and give to all Non-Defaulting Lessors the opportunity to increase their respective Commitments by notice in writing to the Agent; provided that should the aggregate proposed increased Commitments by one or more Non-Defaulting Lessors exceed the Defaulted Amount, Agent shall increase the Commitments of the participating Non-Defaulting Lessors on a pro-rata basis in accordance with the respective amounts by which such Non-Defaulting Lessors have offered to participate, it being understood that in no event shall the aggregate amount funded by any Lessor exceed the amount of such Lessor's Commitment, after giving effect to any increase in such Commitment pursuant to this sentence.

         In the event of any funding of all or a portion of the Defaulted Amount by the Non-Defaulting Lessors, the following rules shall apply notwithstanding any other provision in any Operative Agreement:

                  (i) The Commitment of the Defaulting Lessor shall be decreased in an amount equal to the total aggregate increase in the Commitments of the Non-Defaulting Lessors pursuant to this Section 2.1(c);

                  (ii) A Defaulting Lessor shall be obligated to fund any deliveries occurring after its default based upon its revised Commitment Percentage;

                  (iii) A Defaulting Lessor shall not have the right to fund its Defaulted Amount without the written consent of the Agent and Lessee and then only to the extent such Defaulted Amount has not been funded by the Non-Defaulting Lessors;

                  (iv) If and to the extent that the Defaulted Amount is not funded by the Non-Defaulting Lessors, Agent may delete Vehicles from the Delivery Date Notice so that the total Purchase Price of the Vehicles specified in the Delivery Date Notice equals the aggregate revised Fundings for the Delivery Date; and

                  (v) The Defaulting Lessor shall not be responsible for any consequential damages suffered by Lessee or any of Lessee's Affiliates as a result of its failure to so fund.

      II.2 APPLICATION OF FUNDS; SALE AND LEASE OF VEHICLES. On each Delivery Date, upon (a) receipt by Agent of all amounts to be paid by the Lessors pursuant to Section 2.1, and (b) satisfaction or waiver of each of the conditions set forth in Article III, (i) Agent shall purchase, for the benefit of the Lessors, an interest in the Vehicles to be acquired on such Delivery Date, as specified in the relevant Delivery Date Notice delivered pursuant to
Section 3.1, (ii) in consideration therefor, Agent, on behalf of the Lessors, shall pay, from the funds made available by the Lessors pursuant to Section 2.1, an amount equal to the aggregate Purchase Price of the interest in the Vehicles being so sold and purchased in immediately available federal funds remitted by wire transfer to the account specified by Lessee in the relevant Delivery Date Notice, and (iii) Agent, on behalf of the Lessors, shall lease to Lessee the Vehicles so purchased by Agent and Lessee shall accept delivery of and lease from Agent such Vehicles pursuant to the Lease. Each Lessor shall hold an undivided interest in the Vehicles equal to such Lessor's Investment Percentage.

      II.3 TIME AND PLACE OF DELIVERY DATES. Each Delivery Date Closing shall take place on the Delivery Date set forth in the relevant Delivery Date Notice, and the Initial Delivery Date Closing shall take place at the offices of Winston & Strawn, 35 W. Wacker Drive, Chicago, Illinois at 10:00 a.m. Chicago time, subject to the following:

               (i) no more than thirteen Fundings and thirteen Delivery Dates may occur;

               (ii) the Initial Delivery Date shall occur on a Business Day on or prior to April 5, 1996;

               (iii) the first Subsequent Delivery Date shall occur (A) on April 5, 1996 or a monthly anniversary thereof that is a Business Day if the Initial Delivery Date occurs prior to such date or (B) if the Initial Delivery Date occurs on April 5, 1996, on a monthly anniversary thereof that is a Business Day;

               (iv) each Subsequent Delivery Date shall occur on the 5th day of a month if such date is a Business Day;

               (v) the aggregate number of Vehicles delivered on all Delivery Dates shall not exceed 3,250 without the consent of all Lessors; and

               (vi) in no event shall the aggregate amount advanced by the Lessors exceed the Total Commitment.

     II.4 EXCUTORY AND UNDERWRITING FEE. Lessee shall pay the Executory and Underwriting Fee to the Agent on the Initial Delivery Date.

     II.5 COMMITMENT FEE. On each Payment Date Lessee shall pay to Agent, for the benefit of the Lessors, a commitment fee (the "Commitment Fee") equal to the amount accrued on the unfunded portion of the Total Commitment from the date hereof through such Payment Date and remaining unpaid at the rate of .15% per annum.


                                       III
                                       ---
                      Conditions to Delivery Date Closings
                      ------------------------------------

     The obligation of each Lessor and Agent to perform its obligations on any Delivery Date, and of each Lessor to make its Funding, shall be subject to the fulfillment to the satisfaction of (including, with respect to writings, such writings being in form and substance reasonably satisfactory to the addressee or beneficiary thereof), or the waiver in writing by, each Lessor and Agent of the conditions precedent set forth in this Article III on or prior to such Delivery Date (except that the obligation of any party hereto shall not be subject to the performance or compliance of such party or of any of such party's Affiliates).

     III.1 DELIVERY DATE NOTICE; INVOICES. Lessee shall have delivered to Agent and each Lessor, not later than 1:00 p.m. Eastern time not earlier than the tenth (10th) and not later than the third (3rd) Business Day prior to the proposed Delivery Date, an irrevocable notice (a "Delivery Date Notice") substantially in the form of Exhibit B, specifying (i) the proposed Delivery Date, (ii) a description (including model, make, serial number and registration) of each Vehicle to be purchased on such Delivery Date and a representation and warranty that as of the date Lessee takes possession of each such Vehicle and at all times thereafter, such Vehicle will either be (a) used in interstate commerce, titled in a State with respect to which Agent and Lessors have received an opinion in the form of Exhibit C-2 and registered in a State which is a party to the International Registration Plan or (b) used in intrastate commerce, registered in the State in which it is so used and titled in a State with respect to which Agent and Lessors have received an opinion in the form of Exhibit C-2, (iii) the respective Purchase Prices of such Vehicles, and (iv) wire transfer instructions for the disbursement of funds. Concurrently with each Delivery Date Notice, Lessee shall deliver to Agent true and correct copies of the remanufacturer's invoice for the Vehicles to be delivered on such Delivery Date, which invoices shall set forth the Invoice Cost of each such Vehicle. All Vehicles shall be acceptable to the Required Lessors.

     III.2 APPRAISALS. At least three Business Days prior to the Initial Delivery Date, Agent and each Lessor shall have received an Appraisal to their reasonable satisfaction opining:

                  (a) that the Appraised Value of the Vehicles to be delivered with respect to each Interim Period is reasonably expected to be as follows:

      Vehicles Delivered in
      First Interim Period
      --------------------

      Date                                                 Value
      ----                                                 -----

      Sum of Appraised Values of Vehicles
        on the applicable Lease Commencement Date           $12,400,000
      End of Base Period                                    $ 8,812,500
      End of First Renewal Term                             $ 7,162,500
      End of Second Renewal Term                            $ 5,262,500
      End of Third Renewal Term                             $ 3,725,000

      Vehicles Delivered in
      Second Interim Period
      ---------------------

      Date                                                 Value
      ----                                                 -----
      Sum of Appraised Values of Vehicles
        on the applicable Lease Commencement Date           $12,400,000
      End of Base Period                                    $ 8,812,500
      End of First Renewal Term                             $ 7,162,500
      End of Second Renewal Term                            $ 5,262,500
      End of Third Renewal Term                             $ 3,725,000

     (b) that the remaining economic useful life of each Vehicle is not less than eight (8) years from the applicable Lease Commencement Date; and

     (c) that the values set forth in clause (a) above assume an increase for inflation of 2% per annum, and that such inflation assumption is reasonable.

     III.3 PARTICIPATION AGREEMENT. On or prior to the Initial Delivery Date, each of the Participants shall have received a fully executed counterpart of this Participation Agreement.

     III.4 LEASE. On or prior to the Initial Delivery Date, each Participant shall have received a fully executed counterpart of the Lease.

     III.5 LEASE SUPPLEMENTS. On the last Delivery Date in each Interim Period, Lessee shall execute and deliver to Agent and each Lessor a Lease Supplement in form and substance reasonably satisfactory to Lessors and substantially in the form of Exhibit A to the Lease (each a "Lease Supplement"); provided, however, only Agent shall receive the Lease Supplement delivered on a particular Delivery Date marked "Counterpart No. 1 - Agent's Original Copy". Each Lease Supplement to be executed and delivered by Lessee on each Delivery Date shall set forth:

     (a) in Schedule I thereto, a description of and the Purchase Price for the Vehicles covered thereby; and

     (b) in Schedule II thereto, the Interest Only Rent, a schedule of the installments of Fixed Rent, the Payment Dates therefor payable during the Base Period and during each Renewal Term applicable thereto, the Supplement Balance of such Lease Supplement as of the Delivery Date therefor and as of each Payment Date in the Base Term and each Renewal Term applicable thereto, assuming in each case that all installments of Fixed

Rent due and payable thereunder to and including such Payment Date have been paid, (iii) the Lease Supplement Termination Percentages applicable thereto,
(iv) the Lease Supplement Lessee Risk Percentages applicable thereto and (v) the Lease Supplement Lessor Risk Percentages applicable thereto.

An amortization schedule, providing for equal quarterly installments of Fixed Rent and Variable Rent over the full five years of the Lease Term (that is, the Base Term and the three Renewal Terms), will be prepared for each Lease Supplement using the Interest Rate as determined on the date of the Delivery Date Notice delivered with respect to such Lease Supplement, such that at the end of the Lease Term for such Lease Supplement the Supplement Balance of such Lease Supplement shall be equal to the Appraised Value at such date of the Vehicles subject to such Lease Supplement. The installments of Fixed Rent so determined shall be set forth in Schedule II to such Lease Supplement and shall be payable by Lessee on the dates and in the amounts set forth in said Schedule
II. The installments of Variable Rent shall vary over the Lease Term, based upon changes in the applicable Interest Rate. Schedules I and II to each Lease Supplement shall be prepared by Agent, and the items set forth by Agent in such Schedules shall be conclusive and binding upon Lessee for all purposes hereunder. To assist the Agent in preparing Schedules I and II to each Lease Supplement, attached hereto as Exhibits G and H are hypothetical Schedules I and II which have been prepared using certain assumed information.

     III.6 FINANCIAL RECORDS. At least three (3) Business Days prior to the Initial Delivery Date, Lessee shall have delivered to Agent and Lessors copies of its financial statements dated December 31, 1995 prepared in accordance with GAAP, applied on a consistent basis throughout the periods covered thereby and on a basis consistent with prior periods (except as disclosed therein).

     III.7 FINANCIAL STATEMENTS. On or prior to the Initial Delivery Date, Agent shall have received from Lessee duly executed UCC financing statements covering all of Lessee's pup trailers that Lessee intends to have remanufactured during the next four years, identifying Lessee as debtor and Agent as secured party for the benefit of the Lessors, and describing the Lease as a secured transaction, and such financing statements shall have been filed in (a) the jurisdiction in which Lessee has its principal office and (b) each jurisdiction in which any such Vehicle is or is to be titled. If any such Vehicles not scheduled to be included as Vehicles under the Lease on or prior to the Second Lease Commencement Date pursuant to a Lease Supplement are ultimately not included under any expended lease program between Lessee and Agent, for the benefit of Lessors, Agent will, upon the request of Lessee, execute such amendments to such UCC financing statements as shall be necessary to release the lien of Agent covering such Vehicles in all applicable jurisdictions.

     III.8 CERTIFICATES OF TITLE. On or prior to each Delivery Date, Agent and each Lessor shall have received a duly executed Officer's Certificate from Lessee, certifying that (a) Lessee has submitted to each applicable motor vehicle Authority the Certificate of Title or Certificate of Origin for each Vehicle to be delivered on such Delivery Date, together with (i) applications duly completed by Lessee requesting that such Authority record the interests of Agent, on behalf of the Lessors, as lienholder on each such Certificate of Title and (ii) payment of all applicable fees and charges and (b) as so submitted, such Certificates of

Title do not evidence title, or any interest in or Lien against title, in any such Vehicle in any Person other than the Lessee and the Agent.

     III.9 TRANSACTION COSTS; FEES. On or prior to each Delivery Date, Lessee shall have paid to Agent, for the benefit of Agent and the Lessors, any Transaction Costs invoiced and not previously paid. Such payment shall be made by wire transfer of immediately available funds to the account specified for Agent at Schedule I.

     III.10 OPINIONS OF COUNSEL. On or prior to the Initial Delivery Date, each Lessor and Agent shall have received the opinions of (a) John M. Glenn, Vice President and General Counsel to Lessee, substantially to the effect of the matters set forth in Exhibit C-1, and (b) Anderson, Crump, Duzane & Maxwell, special Tennessee counsel to Lessee, substantially to the effect of the matters set forth in Exhibit C-2. By their execution hereof, Lessee expressly instructs Anderson, Crump, Duzane & Maxwell and such general counsel to execute and deliver such opinions to Agent and the Lessors. To the extent that any Vehicle to be delivered on any Delivery Date is titled in a jurisdiction with respect to which Agent and the Lessors have not previously received a satisfactory opinion or memorandum of counsel establishing to their satisfaction that title to such Vehicle may be held in the name of the Lessee thereof, with the interest of Agent, as lienholder on behalf of the Lessors, noted on the Certificate of Title (and that the Lien of Agent is thereby perfected), then Lessee shall cause such an opinion or memorandum in substantially the form of Exhibit C-2 and satisfactory to the Lessors to be delivered to Agent and each Lessor on or prior to such Delivery Date.

     III.11 CORPORATE STATUS AND PROCEEDINGS. On or prior to the Initial Delivery Date, Agent shall have received:

     (a) certificates of existence and good standing with respect to Lessee from the Secretary of State of the State of its incorporation, dated no earlier than the 15th day prior to the Initial Delivery Date; and

     (b) with respect to Lessee, an Officer's Certificate substantially in the form of Exhibit D, dated the Initial Delivery Date, with respect to such Person's governing documents, resolutions and incumbent officers, representations and warranties and absence of defaults.

     III.12 CONSENTS AND APPROVALS. On or prior to the Initial Delivery Date, all necessary consents, approvals and authorizations of, and declarations, registrations and filings with, Authorities and nongovernmental Persons required to consummate the transactions contemplated by this Agreement and the other Operative Agreements shall have been obtained or made by Lessee and shall be in full force and effect.

     III.13 PAYMENT OF IMPOSITIONS. All Impositions payable on or prior to each Delivery Date in connection with the execution, delivery, recording or filing of any of the Operative Agreements, in connection with the filing of any of the financing statements, any applications regarding certificates of title and any other documents, in connection with the consummation of any other transactions contemplated hereby or by any of the other Operative Agreements, shall have been paid in full by Lessee.

     III.14 SEARCH REPORTS. Prior to each Delivery Date, Agent shall have received reports acceptable to Agent and counsel to the Lessors as to Lessee by the office of the Secretaries of State and the appropriate county filing or recording offices (if applicable) of each jurisdiction contemplated by Section 3.7, each dated as close to the relevant Delivery Date as practicable, in respect of a search of the applicable UCC files and any indices of Liens maintained by such offices (including, if applicable, indices of judgment, revenue and tax liens).

     III.15 INSURANCE. On or prior to the Initial Delivery Date, Agent shall have received (and each Lessor shall have received a copy of) current certificates to the effect that insurance complying with Section 7.1 of the Lease is in full force and effect, and there shall be no past due premiums in respect of any such insurance.

     III.16 PROCEEDINGS SATISFACTORY, ETC. All proceedings taken in connection with such Delivery Date and all documents relating thereto shall be reasonably satisfactory to each Participant and its counsel, and each Participant and its counsel shall have received copies of such documents as such Participant or its counsel may reasonably request in connection therewith, all in form and substance reasonably satisfactory to such Participant and its counsel.

     III.17 ABSENCE OF MATERIAL ADVERSE EFFFECT. Since December 31, 1995, no Material Adverse Effect shall have occurred and be continuing.

     III.18 REPRESENTATIONS AND WARRANTIES TRUE; ABSENCE OF DEFAULTS. Each of the representations and warranties made by or on behalf of Lessee under the Operative Agreements shall be true on and as of each Delivery Date, and no Incipient Default or Event of Default shall have occurred and be continuing on and as of each Delivery Date.


                                       IV
                                       --
                               General Provisions
                               ------------------

     IV.1 NATURE OF TRANSACTION. It is the intent of the Participants that: (a) the transaction contemplated hereby constitutes an operating lease from Agent and Lessors to Lessee for purposes of Lessee's financial reporting, (b) the transaction contemplated hereby preserves ownership in the Vehicles to Lessee for purposes of Federal and state income tax, bankruptcy and UCC purposes, (c) the Lease grants a security interest in the Vehicles and the other Collateral to Agent for the benefit of Agent and the Lessors, and (d) the obligations of Lessee to pay Fixed Rent and Variable Rent shall be treated as payments of principal and interest, respectively. Nevertheless, Lessee acknowledges and agrees that Agent has not made any representations or warranties concerning the tax, accounting or legal characteristics of the Operative Agreements and that Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Agreements as it deems appropriate. Except as specifically provided for herein or in the Lease, Agent, for the benefit of the Lessors, shall retain an interest in the Vehicles, free and clear of all Liens other than Permitted Liens, as security for the obligations of Lessee under the Operative Agreements. Lessee shall not have any right, title or interest in the Vehicles except as expressly set forth in this Agreement or in the

Lease. Without limiting the foregoing, Lessee shall be permitted to be named as the record owner of each Vehicle leased by Lessee on the Certificate of Title and the registration issued for such Vehicle by each applicable Authority so long as Agent is listed on the same Certificate of Title as having a security interest in the Vehicle or Lessee has taken such other steps as may be necessary to perfect Agent's security interest, on behalf of the Lessors, in such Vehicle. Other than Agent, who will hold a security interest on behalf of the Lessors, and the Lessors, no Person shall be named on the Certificate of Title of any Vehicle as having a security interest in such Vehicle.

     IV.2 REPLACEMENTS. Lessors hereby agree that they shall instruct Agent to release a Part or Vehicle from the Lease and evidence such release by the execution and delivery of a termination statement release, a release of Lien from the applicable Certificate of Title and such other documents as may be required to release the replaced Part or Vehicle from the Lease and which are in form and substance satisfactory to the Required Lessors subject to the satisfaction of the conditions set forth in the Lease with respect to the release of such Part or Vehicle.


                                        V
                                        -
                         Representations and Warranties
                         ------------------------------

     V.1 REPRESENTATIONS AND WARRANTIES OF LESSEE. As of each Delivery Date, Lessee makes the representations and warranties set forth in this Section 5.1 to Agent and each Lessor:

     (a) TITLE. Lessee has record title to each of the Vehicles listed opposite such Lessee's name on Schedule I to the applicable Delivery Date Notice or has beneficial title to such Vehicle with record title being subject only to the issuance in the ordinary course of the original Certificate of Title, for which an application has already been submitted to the appropriate titling Authority, and each of the Vehicles and all of the other Collateral is free from all Liens except for Permitted Liens.

     (b) PERFECTION OF SECURITY INTERESTS. No filing, recordation or registration is necessary or advisable in order to perfect the security interest of Agent, for the benefit of the Lessors, in the Vehicles and other Collateral referred to in the foregoing subsection (a) other than (i) the filing or recording of financing statements under Article 9 of the applicable UCC in the jurisdictions contemplated by Section 3.7, and the recordation on the Certificate of Title for each Vehicle with the applicable Authority of the security interest of Agent on behalf of the Lessors or (ii) in the case of any Sublease, the delivery to Agent of the chattel paper original of such Sublease, and upon the actions described in the foregoing clauses (i) and (ii) the security interests in the Vehicles and the other Collateral are enforceable, properly perfected, first-priority Liens, subject only to Permitted Liens; provided, however, that such actions may not be effective to perfect such security interest in certain Intellectual Property Collateral that can only be perfected by filing with the United States Patent and Trademark Office and certain items described in clause (e) of the definition of "Collateral" to the extent such items are stored in (but not made a part of) a Vehicle and located from time to time in jurisdictions where no such filing has been made or to the extent that any such item consists of a type of collateral in which a security interest cannot be perfected by taking such actions.

     (c) APPRAISAL DATA. The information provided by Lessee to the Appraiser and forming the basis for the conclusions set forth in the Appraisal, taken as a whole, was true and correct in all material respects and did not omit any information necessary to make the information provided not materially misleading as of the time provided.

     (d) CORPORATE EXISTENCE. Lessee is a corporation duly incorporated validly existing and in good standing under the laws of the State of Delaware, and Lessee is duly qualified or licensed and in good standing as a foreign corporation authorized to do business in each state where, because of the nature of its activities or properties, such qualification or licensing is required, except for such jurisdictions where the failure to be so qualified or licensed would not have a Material Adverse Effect.

     (e) CORPORATE AUTHORITY. Lessee has all requisite corporate power and authority to execute, deliver, and perform its respective obligations under each Operative Agreement to which it is a party.

     (f) AUTHORZATION; NON-CONTRAVENTION. The execution and delivery by Lessee of the Operative Agreements to which it is or will be a party, and the performance by Lessee of its obligations under such Operative Agreements, have been duly authorized by all necessary corporate action (including any necessary stockholder action) on its part, and do not and will not: (i) violate any provision of any law, rule or regulation or of any order, writ, judgment, decree, determination or award, which violation or violations would have, individually or in the aggregate, a Material Adverse Effect; (ii) violate any provision of the charter or bylaws of Lessee; (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement, or any other agreement or instrument to which Lessee is a party or by which Lessee or its properties may be bound or affected, which breaches or default would have, individually or in the aggregate, a Material Adverse Effect; or (iv) result in, or require, the creation or imposition of any Lien of any nature upon or with respect to any of the properties now owned or hereafter acquired by Lessee (other than the security interest contemplated by the Lease); and Lessee is not in default under or in violation of its charter or by-laws.

     (g) BINDING EFFECT. Each of the Operative Agreements to which Lessee is or will be a party constitutes the legal, valid and binding obligation of Lessee, enforceable against Lessee, in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, arrangement, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

     (h) ABSENCE OF LITIGATION, ETC. There is no litigation (including, without limitation, derivative actions), arbitration or governmental proceedings pending or, to the knowledge of Lessee, threatened against Lessee in which there is a reasonable possibility of an adverse decision which, if adversely determined, would have a Material Adverse Effect.

     (i) CONSENTS, ETC. No authorization, consent, approval, license or formal exemption from, nor any filing, declaration or registration with, any

Authority, including, without limitation, the Securities and Exchange Commission, or with any securities exchange, is or will be required in connection with the execution and delivery by Lessee of the Operative Agreements to which it is or will be a party, the performance by Lessee of its obligations under such Operative Agreements or the ownership, operation and maintenance of the Vehicles as contemplated by the Operative Agreements, except as described in
Section 5.1(b).

     (j) LOCATION OF OFFICES. The principal place of business and chief executive office (as such term is used in Article 9 of the UCC) of Lessee is located at 1077 Gorge Boulevard, Akron, Ohio 44310.

     (k) ERISA. Relying upon the accuracy of the representations in Section 5.2(a) hereof, the execution and delivery of the Operative Agreements by Lessee will not involve any prohibited transaction within the meaning of ERISA or
Section 4975 of the Internal Revenue Code of 1986, as amended.

     (l) TAXES. Lessee has filed or caused to be filed all United States Federal and all other material tax returns that are required to be filed by Lessee, and has paid or caused to be paid all taxes shown to be due and payable on such returns or on any assessment received by Lessee to the extent that such taxes have become due and payable except to the extent that taxes due, but unpaid, are being contested in good faith by Lessee by appropriate action or proceeding and has established or caused to be established reserves that are adequate for the payment thereof in accordance with GAAP.

     (m) COMPLIANCE WITH LAWS. The Vehicles, the properties from which they are operated and serviced and the current operation thereof and thereon do not violate any laws, rules, regulations, or orders of any Authorities that are applicable thereto, including, without limitation, any thereof relating to matters of occupational safety and health or Environmental Laws, or motor vehicles or the titling or registration thereof, except for such violations as would not have, individually or in the aggregate, a Material Adverse Effect.

     (n) DISCLOSURE. Neither this Participation Agreement, nor any offering materials, nor the other Operative Agreements to which Lessee is or will be a party nor the other documents and certificates furnished pursuant to this Participation Agreement to Agent, or the Lessors, in connection with the transactions contemplated by this Participation Agreement, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in the light of the circumstances under which they were made, not misleading as of the time furnished.

     (o) IMPOSITIONS. No sales, use, excise, transfer or other tax, fee or imposition shall result from the manufacture, remanufacture, titling, registration or delivery of a Vehicle on or before any Delivery Date, except such taxes, fees or impositions that have been paid in full on or prior to the applicable Delivery Date. The cost of remanufacturing each Vehicle is 75% or less of the price of a comparable new vehicle, and the transactions contemplated by the Operative Agreements are not subject to the U.S. federal excise tax imposed by Section 4051(a) of the Code.

     (p) CERTAIN VEHICLE MATTERS.

          (i) Each Vehicle accepted by the Lessors on a Delivery Date which is to be used in interstate commerce will be properly registered pursuant to the International Registration Plan as in effect in the state in which such Vehicle is titled on such Delivery Date.

          (ii) Each Vehicle has a gross weight rating of more than 16,000 pounds.

          (iii) Lessee is not in the business of selling vehicles and the Vehicles do not constitute "inventory" under any applicable UCC.

          (iv) In connection with the submission of each application to have the Lien of Agent, for the benefit of the Lessors, listed on each Certificate of Title, Lessee has submitted sufficient evidence of ownership of the applicable Vehicle to the relevant motor vehicle titling Authority.

     (q) REGISTRATION OF VEHICLES USED IN INTRASTATE OR INTERSTATE COMMERCE. Each Vehicle accepted by the Lessors on a Delivery Date will be, when Lessee takes possession thereof and at all times thereafter, either (i) used in interstate commerce, titled in a State with respect to which Agent has received an opinion in the form of Exhibit C-1 and registered in a State which is a party to the International Registration Plan or (ii) used in intrastate commerce, registered in the State in which it is so used and titled in a State with respect to which Agent and Lessors have received an opinion in the form of Exhibit C-1.

     (r) HOLDING COMPANY. Lessee is not subject to regulation as a "holding company," an "affiliate" of a "holding company", or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     (s) INVESTMENT COMPANY ACT. Lessee is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (t) INTELLECTUAL PROPERTY. To Lessee's knowledge or as represented in writing by a vendor of the Vehicles which writing has been provided to Agent, there are no patents, patent rights, trademarks, service marks, trade names, copyrights, licenses or other intellectual property rights with respect to the Vehicles, or proprietary, patented or patentable modifications or Parts used in connection with the Vehicles, the unavailability of which would have a material adverse effect on the current Fair Market Value of the Vehicles.

     (u) SUBJECTION TO REGULATION. Neither Agent nor any Lessor will, solely by reason of entering into the Operative Agreements or the consummation and performance of the transactions contemplated thereby (other than upon the exercise of remedies under the Lease) (i) be required to qualify to do business in any jurisdiction, (ii) become subject to ongoing regulation by any Authority as a company engaged in the business of Lessee in any jurisdiction or (iii) become subject to any other ongoing regulation of its operations by any Authority (other than any taxing Authority).
                                      -12-

     (v) USE OF PROCEEDS. The use of the proceeds from the transaction contemplated by the Operative Agreements will not violate or result in any violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System.

     (w) ABSENCE OF DEFAULTS. No Incipient Default or Event of Default has occurred and is continuing, and since December 31, 1995 there has occurred no Material Adverse Effect.

     (x) ABSENCE OF CASUALTY. No Casualty has occurred with respect to the Vehicles being delivered on such Delivery Date.

     (y) INSURANCE. All insurance coverages required by Section 7.1 of the Lease are in full force and effect and there are no past due premiums in respect of any such insurance.

     (z) FINANCIAL REPORTS. The financial statements delivered by Lessee to Agent pursuant to Section 3.6 will fairly present the financial condition of Lessee and its consolidated Subsidiaries at the dates thereof and the consolidated results of their operations for the periods covered thereby.

     (aa) PRIVATE OFFERING. Neither Lessee, nor anyone acting on behalf of it, has taken or will take any action which will subject the issue and sale of any interest being acquired by Agent or the Lessors under the Operative Agreements to the requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), and, assuming the truth and accuracy of the representations set forth in Section 5.2(b), the issuance, sale and delivery of such interests under the circumstances contemplated by this Agreement do not require the registration of such interests under the Securities Act or the qualification of any of the Operative Agreements under the Trust Indenture Act of 1939, as amended.

     (bb) BROKERS, ETC. Lessee has not engaged or authorized any broker, finder, investment banker or other third party to act on its behalf, directly or indirectly, as a broker, finder, investment banker, agent or in any other like capacity in connection with any of the Operative Agreements or the transactions contemplated thereby. Lessee shall be responsible for, and shall indemnify, defend and hold Agent and each Lessor harmless from and against any and all claims, liabilities or demands by any Person for broker's, finder's, investment banker's or agent's fees, commissions or other entitlements with respect the Operative Agreements and the transactions contemplated thereby (except to the extent arising from a breach of Sections 5.2(c) or 5.3(f)).

      V.2 REPRESENTATIONS AND WARRANTIES OF LESSORS. Each of Lessors hereby represents and warrants severally but not jointly to the other Participants as set forth in this Section 5.2.

     (a) ERISA. Such Lessor is not and will not be funding any of its Commitment or performing any of its obligations under the Operative Agreements with the assets of an "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or a "plan" (as defined in Section 4975(e)(1) of the Code.

     (b) INVESTMENT. The interest being acquired by such Lessor under the Operative Agreements is being acquired for its own account, without any view to the distribution thereof or any interest therein, provided that such Lessor shall be entitled to assign, transfer or convey its interest in accordance with
Section 11.8.

     (c) BROKERS, ETC. Such Lessor has not engaged or authorized any broker, finder, investment banker or other third party to act on its behalf, directly or indirectly, as a broker, finder, investment banker, agent or in any other like capacity in connection with any of the Operative Agreements or the transactions contemplated thereby.

     V.3 REPRESENTATIONS AND WARRANTIES OF AGENT. ABN AMRO Bank N.V., in its individual capacity, hereby represents and warrants to the other Participants as set forth in this Section 5.2.

     (a) ORGANIZATION AND AUTHORITY. Agent is a corporation duly organized and validly existing in good standing under the laws of the Netherlands and has the corporate power and authority to enter into and perform its obligations under the Operative Agreements.

     (b) AUTHORIZATION; BINDING EFFECT. The Operative Agreements to which Agent is or will be a party have been or will be, on the date required to be delivered hereby, duly authorized, executed and delivered by Agent, and this Participation Agreement is, and such other Operative Agreements are, or, when so executed and delivered by Agent will be, valid, legal and binding agreements of Agent, enforceable against Agent in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity.

     (c) NON-CONTRAVENTION. Neither the execution and delivery by Agent of the Operative Agreements to which it is or will be a party, either in its individual capacity, as Agent, or both, nor compliance with the terms and provisions thereof, conflicts with, results in a breach of, constitutes a default under (with or without the giving of notice or lapse of time or both), or violates any of the terms, conditions or provisions of: (i) the charter or governing documents of Agent; (ii) any bond, debenture, note, mortgage, indenture, agreement, lease or other instrument to which Agent, either in its individual capacity, as Agent or both, is now a party or by which it or its property, either in its individual capacity, as Agent or both, is bound or affected, where such conflict, breach, default or violation would be reasonably likely to materially and adversely affect the ability of Agent, either in its individual capacity, as Agent or both, to perform its obligations under any Operative Agreement to which it is or will be a party, either in its individual capacity, as Agent or both; or (iii) any of the terms, conditions or provisions of any law, rule, regulation, order, injunction or decree of any Authority applicable to it in its individual capacity, as Agent or both, where such conflict, breach, default or violation would be reasonably likely to materially and adversely affect the ability of Agent, either in its individual capacity, as Agent or both, to perform its obligations under any Operative Agreement to which it is or will be a party.

     (d) ABSENCE OF LITIGATION, ETC. There is no litigation, arbitration or governmental proceedings pending or, to the best knowledge of Agent, threatened against it which would be reasonably likely to materially and adversely affect Agent's ability to perform its obligations under the Operative Agreements to which it is party.

     (e) CONSENTS, ETC. No authorization, consent, approval, license or formal exemption from, nor any filing, declaration or registration with, any Authority, is or will be required in connection with the execution and delivery by Agent of the Operative Agreements to which it is party or the performance by Agent of its obligations under such Operative Agreements.

     (f) BROKERS, ETC. Agent has not engaged or authorized any broker, finder, investment banker or other third party (other than ABN AMRO North America, Inc.) to act on its behalf, directly or indirectly, as a broker, finder, investment banker, agent or in any other like capacity in connection with any of the Operative Agreements or the transactions contemplated thereby.


                                       VI
                                       --
                                    Covenants
                                    ---------

     VI.1 COVENANTS OF LESSEE. Lessee, covenants and agrees with the Lessors and Agent that during the Lease Term, and, if Lessee has not purchased the Vehicles pursuant to the Lease, for 90 days thereafter, Lessee shall comply with each of the following provisions of this Section 6.1.

     (a) CORPORATE EXISTENCE, ETC. Subject to Section 6.1(c) and any merger permitted thereby pursuant to which Lessee ceases to exist (in which case this subsection (a) shall apply to the surviving corporation of such merger), Lessee shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights and powers and franchises and its power and authority to perform its obligations under the Operative Agreements, including, without limitation, any necessary qualification or licensing in any foreign jurisdiction, except where the failure to be so qualified would not have a Material Adverse Effect.

     (b) COMPLIANCE WITH LAWS. Lessee shall comply with all applicable statutes, regulations, franchises, and orders of, and all applicable restrictions imposed by, any Authority, in respect of the conduct of its business and the ownership of its properties (including, without limitation, applicable statutes, rules, ordinances, regulations and orders relating to Environmental Laws), except for such instances of non-compliance which would not have, individually or in the aggregate, a Material Adverse Effect. Without limiting the foregoing, Lessee shall at all times be responsible for, and shall comply with, all provisions of any Authority with respect to the titling and registration of Vehicles.

     (c) MERGERS, CONSOLIDATIONS, DISPOSITIONS. Lessee shall not consolidate with or merge into any other Person, or convey, transfer or lease all or substantially all of its assets to any other Person, unless:

     (i) the Person resulting from such consolidation or merger (if other than Lessee), or the Person which acquires all or substantially all of Lessee's assets (the "Surviving Corporation"), is a corporation organized under the laws of the United States of America or any State thereof, and executes and delivers to Agent and each Lessor an Assumption Agreement substantially in the form of Exhibit E hereto (the "Assumption Agreement"), pursuant to which the Surviving Corporation shall succeed to and assume all of the obligations of Lessee with which it is so merged or whose assets it so acquires under the Operative Agreements and for all purposes thereafter be deemed to be such Lessee thereunder;

     (ii) such Surviving Corporation meets the following credit standards: (A) after giving effect to such transaction, the Surviving Corporation shall be in compliance with the financial tests set forth in paragraphs (ii) and (iii) of
Section 6.1(i) hereof as of the end of, or for the period ending on, the last day of its most recently ended fiscal quarter, as the case may be; and thereafter, the Surviving Corporation shall be required to meet such tests as Lessee hereunder; (B) after giving effect to such transaction, the Surviving Corporation shall have a Consolidated Tangible Net Worth equal to the greater of
(1) eighty-five percent (85%) of its Consolidated Tangible Net Worth as of the end of its most recently ended fiscal quarter (the "Measurement Date"), and (2) the Consolidated Tangible Net Worth of Lessee as of the end of its most recently ended fiscal quarter (such amount, the "Minimum Net Worth"), and (C) thereafter, the Surviving Corporation shall maintain a minimum Consolidated Tangible Net Worth equal to the greater of (1) sum of (i) eighty-five percent (85%) of its Consolidated Tangible Net Worth as of the Measurement Date plus (ii) fifty percent (50%) of its Consolidated Net Income from the Measurement Date, with no reduction for losses, and (2) the Minimum Net Worth, such amount to be calculated at the end of each fiscal quarter;

     (iii) at the time of, and immediately after giving effect to, such transaction, there shall exist no Incipient Default, Event of Default or any violation of any covenant or agreement under any of the Operative Agreements;

     (iv) promptly upon the consummation of such transaction, such Surviving Corporation (if other than Lessee) shall cause the Certificate of Title for each Vehicle acquired by it pursuant to such transaction to be reissued with such Surviving Corporation listed as the holder of title to each such Vehicle (unless it has provided to Agent and each Lessor, prior to the consummation of such transaction, an opinion of counsel acceptable to Agent to the effect that such re-titling is not required under applicable law), with the interests of Agent and Lessors as lienholder duly noted thereon, and such Surviving Person shall comply with the provisions of Sections 6.1(f) and (g) in connection therewith, for such purposes treating the date of consummation of such transaction as a "Delivery Date"; and

     (v) promptly upon the consummation of such transaction, each Lessor and Agent shall have received an opinion of counsel to such Surviving Corporation with respect to the validity of such transaction and as to the enforceability of the Assumption Agreement and the other Operative Agreements against such Surviving Corporation.

     (d) LIENS. Lessee shall not incur or suffer to exist any Lien on any of the Collateral other than Permitted Liens. Without limiting the foregoing, Lessee shall not assign or pledge any of its rights under any Sublease to any Person other than Agent.

              (e) CHANGE OF NAME OR LOCATION. Lessee shall furnish to Agent notice on or before the 30th day prior to any relocation of its chief executive office or principal place of business, or change of its name.

              (f) PERFECTION OF MAINTENANCE OF SECURITY INTEREST.

                  (i) Lessee, at its expense, shall cause, as soon as possible, but in any event no later than the 10th day after any request, financing statements (and continuation statements with respect thereto) and all other documents necessary or reasonably requested by Agent in connection with the establishment and perfection of the interest of Agent in the Collateral, to be recorded or filed at the locations contemplated by Section 3.7, and in such manner, and, at its expense, shall take, or shall cause to be taken, all such other action as may be necessary or reasonably requested by Agent or the Required Lessors in order to establish, preserve, protect and perfect the rights, titles and interests of Agent, on behalf of the Lessors, to the Collateral.

                  (ii) All Certificates of Title relating to Vehicles delivered on any Delivery Date shall indicate the address of Agent set forth in Section
11.4 as the address of the lienholder thereon, for the benefit of the Lessors.

                  (iii) Lessee shall, no later than seventy-five (75) days following each Delivery Date, have delivered to Agent and each Lessor an Officer's Certificate certifying that each such Certificate of Title is in the possession of Lessee, shows Lessee as owner of record, and names Agent, on behalf of the Lessors (and Lessors to the extent permitted under applicable law and procedure to be so named), on the face of such Certificates of Title as having a perfected first security interest in such Vehicles, and reflecting no other Liens other than Permitted Liens. All Certificates of Title so held by Lessee shall be available for inspection by Agent during normal business hours, and Lessee shall deliver possession of such Certificates of Title to Agent immediately upon Agent's request therefor.

                  (iv) Notwithstanding the foregoing, if naming Agent (and, if permitted as aforesaid, Lessors) as a secured party on such Certificate or Certificates of Title as hereinabove contemplated is not adequate to perfect the first priority security interest of Agent, for the benefit of the Lessors, then Lessee shall, upon receipt of Agent's request therefor, within the applicable time period specified above, deliver to Agent, in addition to the original Certificates of Title, all such other documents or filings as reasonably required by Agent or the Required Lessors to ensure that Agent, on behalf of the Lessors, has a perfected first priority security interest in such Vehicles.

         Without limiting the foregoing, in the event that any application for registration of such Lien on the Certificate of Title to any Vehicle shall be rejected by the applicable Authority, Lessee shall make such corrections as may be necessary in order that such registration shall be re-submitted to the applicable Authority not more than fifteen (15) days following the initial rejection thereof, and duly completed not more than sixty (60) days following such re-submission. Following receipt by Lessee of any Certificate of Title as contemplated by clause (iv) hereof, Lessee shall not, without the prior written approval of Agent, change the State of title or the Certificate of Title of any Vehicle, apply for an additional Certificate of Title for any Vehicle, or otherwise modify such Certificate of Title. Agent shall grant such written approval upon Lessee's satisfaction of the provisions of this Section 6.1(f) with respect to the perfection of Agent's security interest, on behalf of the Lessors, in such Vehicle (or any Replacement Vehicle) and upon receipt by Agent and each Lessor of an opinion of counsel substantially to the effect of the matters set forth in Exhibit C-2 with respect to the jurisdiction in which such Vehicle is to be titled or registered (to the extent that Agent and Lessors have not previously received such an opinion of counsel with respect to such jurisdiction). The security interest of Agent, on behalf of the Lessors, on any Certificate of Title shall not be removed therefrom, nor shall any other security interest be noted thereon, unless and until such Vehicle is to be released from the Lien created by the Lease in accordance with the applicable provisions of the Operative Agreements. Lessee shall not, without the prior written approval of Agent, register any Vehicle in any manner that would render
Section 5.1(q) untrue with respect to such Vehicle as of any date of determination.

         It is expressly understood that to the extent that any Certificate of Title is in the possession of Lessee, such possession shall be strictly for the benefit of Agent and solely in accordance with the provisions of the Operative Agreements.

                  (g) MANDATORY PURCHASE FOLLOWING A DELIVERY DATE. If Lessee shall upon the expiration of the applicable time period set forth in Section 6.1(f) fail to deliver the Officer's Certificate described in Section 6.1(f)(iii) with respect to any Vehicle evidencing no other Liens other than that of Agent, for the benefit of the Lessors, then Lessee shall, on the Payment Date immediately following the expiration of such time period, purchase each of the Vehicles for which Lessee has failed to satisfy any such requirement and pay to Agent, for the benefit of the Lessors, on such Payment Date a portion of the Lease Balance equal to the Casualty Amount for each such Vehicle. Upon Lessors' receipt of the payments described in the preceding sentence and all Rent then due and payable under the Lease and each of the Lease Supplements, Agent shall transfer its interest in such Vehicle or Vehicles to Lessee in accordance with the last two sentences of Section 12.1 of the Lease. Notwithstanding the foregoing, if the amount of the Lease Balance repaid from the Initial Delivery Date to any date of determination pursuant to this Section 6.1(g) and the last sentence of Article X of the Lease exceeds $3,000,000 in the aggregate, Lessee shall be required to repay the entire outstanding Lease Balance, together with the applicable Agency Fee and all accrued but unpaid Variable Rent to the date of such repayment.

                  (h) PERIODIC REPORTING.  Lessee shall deliver to Agent:

                     (i) promptly following but in no event more than 60 days following the end of each fiscal quarter Lessee's quarterly unaudited consolidated financial statements and no more than 90 days following the end of each fiscal year Lessee's annual audited consolidated financial statements and prepared in accordance with GAAP, applied on a consistent basis throughout the periods covered thereby and on a basis consistent with prior periods (except as otherwise disclosed), together with, (A) in the case of such unaudited consolidated financial statements, a certification as to accuracy and adherence to GAAP by the Chief Financial Officer or Chief Accounting Officer of Lessee, and (B) in the case of such annual financial statements, the report thereon of Lessee's independent certified public accountants;

                  (ii) concurrently with each delivery pursuant to the foregoing paragraph (i), but in any event not later than the 60th day after the end of each fiscal quarter in each fiscal year of Lessee, an Officer's Certificate of Lessee containing a calculation establishing compliance with the financial tests set forth in subparagraph (i) of this Section 6.1 and stating that such officer has reviewed the activities of Lessee during such period and that, to the best of such officer's knowledge, during such period Lessee has performed and fulfilled each and every covenant, obligation and condition contained in the Operative Agreements, and no Incipient Default or Event of Default exists under any of the Operative Agreements, or if such condition shall exist, specifying the nature and status thereof; and

                  (iii) promptly after the filing thereof, if applicable, copies of all registration statements and all reports on Forms 10-K, 10-Q and 8K (or their equivalents) which Lessee shall have filed with the Securities and Exchange Commission under the Securities Act or the Securities Exchange Act of 1934, as amended.

     (i) FINANCIAL TESTS. Lessee shall:

                  (i) maintain a minimum Consolidated Tangible Net Worth equal to the sum of one hundred seventy-five million dollars ($175,000,000) plus fifty percent (50%) of Consolidated Net Income from January 1, 1996, with no reduction for losses, to be calculated at the end of each fiscal quarter;

                  (ii)maintain a ratio of Consolidated Debt to Consolidated EBITDA of not more than 3 to 1 at the end of each fiscal quarter; and

                  (iii) maintain a ratio of Consolidated EBITDAR divided by Consolidated Interest Expense plus Consolidated Rental Expense of at least 1.75 to 1 at the end of each fiscal quarter, calculated on a four quarter rolling average basis.

     (j) DEFAULT AND ACCELERATION OF MATERIAL DEBT. Lessee agrees that if an Incipient Default or an Event of Default shall occur, or if an event or condition shall occur that results in the acceleration of the maturity of Debt of Lessee in amounts exceeding ten million dollars ($10,000,000), or in the event that such acceleration should occur with respect to Debt of any Affiliates of Lessee, Lessee shall promptly notify Agent thereof and upon Agent's request, Lessee shall immediately deliver to Agent, Certificates of Title for all of the Vehicles, duly endorsed by Lessee in blank.

     (k) SALE OF ASSETS; MAINTENANCE OF BUSINESS. Lessee will not sell, lease or otherwise transfer any of its assets to any other Person, except for the sale, lease or other transfer of any asset of the Lessee (i) in the ordinary course of business; provided, that (A) the closure and sale of terminals and related real property by Lessee shall be considered to be sales in the ordinary course of business; and (B) the aggregate book value of all assets so sold, leased or transferred in the ordinary course of business other than pursuant to clause (A) in any period of twelve consecutive months shall not exceed ten percent (10%) of consolidated total assets of Lessee and its Subsidiaries as at the beginning of such twelve month period; or (ii) in accordance with the provisions of Section 6.1(c). Lessee shall at all times remain in the nationwide less than truckload trucking business.

     (l) ERISA EVENTS. Promptly upon Lessee's becoming aware of the occurrence of any matter or matters referred to in the following clauses (i), (ii) and
(iii) involving liability that may reasonably be expected to exceed, individually or in the aggregate, $5,000,000, Lessee shall notify Agent and each of the Lessors in writing specifying the nature thereof, what action Lessee is taking or proposes to take with respect thereto, and, when known, any action taken by the Internal Revenue Service with respect thereto: (i) a "Reportable Event" as such term is defined in Section 4043 of ERISA, (ii) an "Accumulated Funding Deficiency" as such term is defined in Section 302 of ERISA, or (iii) a "Prohibited Transaction", as such term is defined in Section 4975 of the Code or described in Section 406 of ERISA, in connection with any Pension Plan (or any trust created thereunder).

     (m) NOTICE OF DEFAULTS. Promptly upon, but in no event later than five (5) days after Lessee shall have obtained Actual Knowledge thereof, Lessee shall notify Agent and each Lessor in writing of the existence of an Incipient Default, Event of Default, or any other matter which has resulted in or could reasonably be expected to have a Material Adverse Effect, which notice shall describe the nature of such Incipient Default, Event of Default or other matter and the action Lessee is taking with respect thereto.

     (n) NOTICE OF PROCEEDINGS. Promptly upon Lessee's becoming aware of any threatened or pending investigation or court or administrative proceeding involving Lessee or any of its Subsidiaries which could reasonably be expected to result in a Material Adverse Effect, Lessee shall notify Agent and each of the Lessors specifying its nature and the action Lessee is taking with respect thereto.

     (o) ADDITIONAL INFORMATION. Promptly upon receipt of a written request from Agent or any Lessor, Lessee shall deliver to such requesting party such other data and information as from time to time may be reasonably requested.

     (p) REPORTS TO LESSORS. Lessee shall, concurrently with any notice, delivery or other communication required to be delivered to Agent pursuant to any Operative Agreement, deliver a copy of such notice, delivery or other communication to each Lessor at such Lessor's current address.

     VI.2 COVENANTS OF AGENT AND LESSORS. Agent, in its individual capacity, and each of the Lessors, covenants and agrees with each of the other parties that:
(a) it will not directly or indirectly create, incur, assume or suffer to exist any Lessor Liens arising by, through or under it on the Collateral, other than Permitted Lessor Liens; (b) it will, at its own cost and expense, promptly take such action in its individual capacity as may be necessary to discharge fully such Lessor Liens created by it on the Collateral, other than Permitted Lessor Liens; (c) it will not, except in compliance with the Operative Agreements, sell, transfer or otherwise dispose of all or any part of the Vehicles or the other Collateral; and

(d) it will not claim any depreciation with respect to the Vehicles during the term of the Lease.


                                       VII
                                       ---
                               General Indemnities
                               -------------------

     VII.1 INDEMNITY. Whether or not the transactions contemplated hereby are consummated, to the fullest extent permitted by applicable law, Lessee waives and releases any claims now or hereafter existing against Indemnitees on account of, and shall indemnify, reimburse and hold the Indemnitees harmless on an after-tax basis from, any and all claims by third parties (including, but not limited to, claims relating to trademark or patent infringement and claims based upon negligence, strict liability in tort, violation of laws, including, without limitation, Environmental Laws, statutes, rules, codes or orders or claims arising out of any loss or damage to any property or death or injury to any Person), any losses, damages or obligations owing to third parties, any penalties, liabilities, demands, suits, judgments or causes of action, and all legal proceedings (either administrative or judicial), in each case whether or not the Indemnitee is a party thereto, and any costs or expenses in connection therewith (including costs incurred in connection with discovery) or in connection with the enforcement of this indemnity (including reasonable attorneys' fees and expenses, and fees and expenses of internal counsel, incurred by the Indemnitees), including, in each case, matters based on or arising from the negligence of Indemnitees (subject to the proviso below), which may be imposed on, incurred by or asserted against the Indemnitees by Persons other than Lessee (except to the extent arising by or through a claim of a third party) in any way relating to or arising in any manner out of:

     (a) the registration, purchase, manufacture, remanufacture, taking or foreclosure of a security interest in, ownership, delivery, condition, lease, sublease, assignment, storage, transportation, possession, use, operation, return or other disposition of any of the Vehicles, or any defect in any such Vehicle, arising from the material or any article used therein or from the design, testing or use thereof, or from any maintenance, service, repair, overhaul or testing of any such Vehicle regardless of when such defect shall be discovered, whether or not such Vehicle is in the possession of Lessee and no matter where it is located; or

     (b) this Participation Agreement, any other Operative Agreement or any document or certificate delivered in connection therewith, the enforcement hereof or thereof or the consummation of the transactions contemplated hereby or thereby;

provided that Lessee shall not be obligated to indemnify an Indemnitee for any such claim, loss, damage, liability, obligation, penalty, demand or suit to the extent the same results directly from:

          (i) the willful misconduct or gross negligence of such Indemnitee;

          (ii) the creation or existence of a Lessor Lien attributable to such Indemnitee;

          (iii) a disposition by such Indemnitee of any Vehicle following the purchase of such Vehicle by such Indemnitee from Agent in a foreclosure sale or any use or operation of such Vehicle following such disposition (other than use or operation by Lessee or Sublessee or an Affiliate, agent or representative of Lessee); or

          (iv) any Impositions described in Section 8.1 except any amount necessary under this Section 7.1 to hold the Indemnitee harmless (subject to Section 8.3) from all Impositions required to be paid by such Indemnitee with respect to the receipt or accrual of such indemnity under the laws of any Authority in the United States;

provided, however, that nothing in the preceding proviso shall be deemed to exclude or limit any claim that any Indemnitee may have under any Operative Agreement or applicable laws from Lessee for breach of its representations, warranties or covenants.

     VII.2 EXCESSIVE USE INDEMNITY. In the event that at the end of the Lease
Term: (a) Lessee elects the Sale Option; and (b) after paying to Agent any amounts due under Section 11.3 of the Lease, Agent does not have sufficient funds to reduce the Lease Balance to zero, then Lessee shall promptly pay over to Agent the shortfall unless Lessee delivers a report from the Appraiser in form and substance satisfactory to the Required Lessors which establishes that the decline in value in each Vehicle which was sold pursuant to the Sale Option from that amount anticipated for such date in the Appraiser's report delivered with respect to such Vehicle on the applicable Delivery Date was not due to extraordinary use, failure to maintain or replace, failure to use, workmanship or method of installation or removal or any other cause or condition within the power of Lessee to control or effect (each an "Excessive Use").

    VII.3 INCREASED CAPITAL COSTS. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank regulator or other Authority ("Change in Law") affects or would affect the amount of capital required or expected to be maintained by any Lessor directly or by its parent company (including, without limitation, any reserve requirements specified under regulations issued from time to time by the Board of Governors of the Federal Reserve System and then applicable to assets or liabilities consisting of and including "Eurocurrency Liabilities" as defined in Regulation D of such Board of Governors) and such Lessor determines (in its sole and absolute discretion) that the rate of return on it or its parent's capital as a consequence of the Funding made by such Lessor hereunder to pay its share of the Purchase Price is reduced to a level below that which such Lessor or its parent could have achieved but for the occurrence of any such circumstances, then, in any such case, upon written notification from time to time by Lessor to Lessee, Lessee shall, within five (5) Business Days following receipt of the statement referred to in the next sentence, pay directly to such Lessor additional amounts sufficient to compensate Lessor or its parent for such reduction in rate of return (subject to Section 8.3). A statement of a Lessor as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on Lessee. In determining such amount, each Lessor shall use any method of averaging or attribution that it (in its reasonable discretion) shall deem applicable.

     VII.4 LIBO RATE UNLAWFUL. If any Lessor shall determine in good faith (which determination shall, upon notice thereof to Lessee, be conclusive and binding on Lessee) that a Change in Law makes it unlawful, or the central bank or other Authority asserts that it is unlawful, for such Lessor to make, continue or maintain any amount of such Lessor's Funding on a LIBO Rate basis, the obligations of such Lessor to make, continue or maintain any such Funding shall, upon such determination, forthwith be suspended until such Lessor shall notify Lessee that the circumstances causing such suspension no longer exist, and all Variable Rent allocable to such Lessor, commencing with the Rent Period in which such notice is given, shall automatically be determined on a CD Rate basis beginning on the next immediately succeeding Payment Date with respect thereto or sooner, if required by such law or assertion.

     VII.5 FUNDING LOSSES. Lessee agrees to reimburse each Lessor for any loss or expense incurred (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lessor to make, continue or maintain any portion of its Outstanding Investment as a LIBO Rate financing) as a result of (i) the failure of any Delivery Date Closing to occur on the Delivery Date specified in the applicable Delivery Date Notice or (ii) any payment of all or any portion of the Lease Balance for any reason on a date other than a Payment Date with respect to the applicable Lease Supplement. Each Lessor shall promptly notify Lessee in writing of the amount of any claim under this Section 7.5, the reason or reasons therefor and the additional amount required fully to compensate such Lessor for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on Lessee.

     VII.6 ACTIONS OF AFFECTED LESSORS. Each Lessor shall use reasonable efforts (including reasonable efforts to change the booking office for this transaction) to avoid or minimize any amounts which might otherwise be payable pursuant to
Section 7.3; provided, however, that such efforts shall not be deemed by such Lessor, in its sole discretion, to be disadvantageous to it. In the event that such reasonable efforts are insufficient to avoid or minimize such amounts that might be payable pursuant to Section 7.3, then such Lessor (the "Affected Lessor") shall use its reasonable efforts to transfer to any other Lessor approved by Lessee (which itself is not then an Affected Lessor) its rights and obligations hereunder; provided, however, that such transfer shall not be deemed by such Affected Lessor, in its sole discretion, to be disadvantageous to it (other than the economic disadvantage of ceasing to be a Lessor). In the event that the Affected Lessor is unable, or otherwise is unwilling, so to transfer its rights and obligations, Lessee may designate an alternate financial institution to purchase the Affected Lessor's rights and obligations hereunder, at the amount of such Lessor's Outstanding Investment plus accrued Variable Rent, indemnities, and other amounts owing to such Lessor and, subject to the provisions of Sections 7.5 and 11.8, the Affected Lessor shall transfer its rights and obligations to such alternate financial institution and such alternate financial institution shall become a Lessor hereunder.

                                      VIII
                                      ----
                              General Tax Indemnity
                              ---------------------

     VIII.1 GENERAL TAX INDEMNITY. Lessee agrees to pay or reimburse Indemnitees for, and to indemnify and hold Indemnitees harmless on an after tax basis from, all Impositions arising at, or relating to, any time prior to or during the Interim Periods, the Base Periods or the Renewal Terms, or upon any termination of the Lease or prior to, or upon the return of, the Vehicles to Agent, and levied or imposed upon Indemnitees or the Vehicles or other Collateral directly or otherwise, by any Federal, state or local government or taxing authority in the United States or by any foreign country or foreign or international taxing authority upon or with respect to: (a) the Vehicles or any other Collateral; (b) the exportation, importation, manufacture, remanufacture, registration, purchase, ownership, delivery, condition, lease, sublease, assignment, storage, transportation, possession, use, operation, maintenance, repair, return, sale (including to Agent or any Lessee pursuant to the Operative Agreements), transfer of title or other disposition thereof; (c) the rentals, receipts, or earnings arising from any of the Vehicles; or (d) the Lease, this Participation Agreement or any payment made thereunder; provided that this Section 8.1 shall not apply to: (i) Impositions which are based upon or measured by the Indemnitee's net income, except any such Imposition imposed upon the Indemnitee by a state or foreign government or taxing authority by reason of the presence of Vehicles or any other Collateral therein; (ii) Impositions characterized under local law as franchise, net worth, or shareholder's capital (excluding, however, any value added, license, property or similar Impositions and any such Imposition imposed upon an Indemnitee by a State or foreign government or taxing authority by reason of the presence of Vehicles or any other Collateral therein); and (iii) Impositions based upon the voluntary transfer, assignment or disposition by Agent or any Lessor of any interest in any of the Vehicles (other than a transfer pursuant to the exercise of remedies under the Operative Agreements, transfers pursuant to the exercise of the Lessee Purchase Option or Sale Option, a transfer to Lessee or otherwise pursuant to the Lease). Notwithstanding the foregoing provisions of this Section 8.1, Lessee shall pay or reimburse, and indemnify and hold harmless, any Lessor which has complied with Section 8.5, from any deduction or withholding of any United States Federal income or other tax.

     VIII.2 CONTEST. Lessee shall pay on or before the time or times prescribed by law any Impositions (except any Impositions excluded by Section 8.1); provided, however, that Lessee shall be under no obligation to pay any such Imposition so long as the payment of such Imposition is not delinquent or is being contested by a Permitted Contest. If any claim or claims is or are made against any Indemnitee for any Imposition which is subject to indemnification as provided in Section 8.1, Indemnitee shall as soon as practicable notify Lessee and if, in the reasonable opinion of tax counsel acceptable to the Indemnitee there exists a reasonable basis to contest such Imposition and if the provisos of the definition of "Permitted Contest" continue to be satisfied and so long as no Event of Default exists and no income tax or unindemnified claim is also involved, and the Lessee admits in writing its duty to indemnify for such claim, Lessee at its expense may, to the extent permitted by applicable law to pursue such claim in its own name, contest such imposition, and subsequently may appeal any adverse determination, in the appropriate administrative and legal forums. If the above described conditions are satisfied but the claim involves income tax or an unindemnified claim or must be pursued in the name of the Indemnitee, and the amount at issue exceeds $100,000, then upon the request of Lessee to such Indemnitee, the Indemnitee, at Lessee's expense, shall contest any such Imposition through applicable administrative forums. Lessee shall pay all expenses incurred by the Indemnitee in contesting any such Imposition including, without limitation, all reasonable attorneys' and accountants' fees, including the allocated costs of internal counsel, upon demand by the Indemnitee. Lessee shall have the right to consult with respect to the conduct of any proceedings controlled by the Indemnitee but such consultation shall not interfere with the Indemnitee's control of such contest. Lessee shall in all events be kept informed, to the extent practicable, of material developments relative to such proceedings. The Indemnitee shall have the right to participate in the conduct of any proceedings controlled by Lessee and the Indemnitee shall in all events be kept informed, to the extent practicable, of material developments relative to such proceedings. The Indemnitees agree that a contested claim for which Lessee would be required to make a reimbursement payment hereunder will not be settled or compromised without Lessee's prior written consent (which consent shall neither be unreasonably delayed nor withheld other than in good faith), unless the provisos of the definition of "Permitted Contest" would not continue to be satisfied, an Event of Default occurs or the Indemnitee waives its right to indemnification with respect thereto. The failure of an Indemnitee to timely contest a claim against it for any Imposition which is subject to indemnification under Section 8.1 and for which it has an obligation to Lessee to contest under this Section 8.2 in the manner required by applicable law or regulations where Lessee has timely requested that such Indemnitee contest such claim shall relieve Lessee of their obligations to such Indemnitee under Section 8.1 with respect to such claim only to the extent such failure precludes contest. If applicable law requires the payment of a contested Imposition as a condition to, or regardless of, its being contested, and Lessee chooses to contest such Imposition or to direct the Indemnitee to contest such Imposition in accordance with this Section, then Lessee shall provide the Indemnitee with the funds to pay such Imposition, such provision of funds to be deemed a non-interest bearing loan by Lessee to the Indemnitee to be repaid by any recovery of such Imposition from such contest and any remaining unpaid amount not recovered to offset Lessee's obligation to indemnify the Indemnitee for such Imposition. In the event that the Indemnitee receives a refund (or like adjustment) in respect of any Imposition for which the Indemnitee has been reimbursed by Lessee, the Indemnitee shall immediately remit the amount of such refund (or like adjustment) to Lessee, net of all costs and expenses incurred by such Indemnitee.

     VII.3 GROSS UP. If an Indemnitee shall not be entitled to an immediate corresponding and equal deduction with respect to any payment or Imposition which Lessee is required to pay or reimburse under Article VII, Section 8.1 or
Section 8.2 (each such payment or reimbursement under Article VII, Section 8.1 or Section 8.2, an "original payment") and which original payment constitutes income to such Indemnitee, then Lessee shall pay to such Indemnitee on demand the amount of such original payment on a gross-up basis such that, after subtracting all Impositions imposed on such Indemnitee with respect to such original payment by Lessee (including any Impositions otherwise excluded by Section 8.1 and assuming for this purpose that such Indemnitee was subject to taxation at the maximum marginal Federal, state and local tax rates applicable to such Indemnitee for the year in which such income is taxable), such payments shall be equal to the original payment to be received (net of any credits, deductions or other tax benefits then actually recognized that arise from the payment by such Indemnitee of any amount, including taxes, for which the payment to be received is made).

     VIII.4 TAX RETURNS. Except as otherwise provided in the third sentence below, Lessee shall prepare and file (whether or not it is a legal obligation of an Indemnitee) all tax returns or reports that may be required with respect to any Impositions assessed, charged or imposed on the Vehicles or the Lease, including, but not limited to sales and use taxes, property taxes (ad valorem and real property) and any other tax or charge based upon the ownership, leasing, subleasing, rental, sale, purchase, possession, use, operation, delivery, return or other disposition of any of the Vehicles or upon the rentals or the receipts therefrom (excluding, however, any tax based upon the net income of an Indemnitee). Lessee may notify in writing all applicable Authorities having jurisdiction with respect to personal property taxes that Lessee is the appropriate party for receiving notices of (or copies of, if such Authority is required by law to notify Agent) assessment, appeal and payment with respect to the Vehicles. If an Indemnitee is obligated by law to file any such reports or returns, then Lessee shall at least 20 days before the same are due, prepare the same and forward them to the Indemnitee, as appropriate, with detailed instructions as to how to comply with all applicable filing requirements, together with funds in the amount of any payment required pursuant thereto. Indemnitee shall forward to Lessee at its address listed in Section 11.4 copies of all assessment and valuation notices it receives as soon as practicable; provided that Indemnitee's failure to deliver such notices on a timely basis shall not relieve Lessee of any obligations hereunder. The Participants agree that neither they nor any corporation controlled by them, or under common control with them, directly or indirectly will at any time take any action or with respect to the filing of any income tax return, including an amended income tax return, inconsistent with the intention of the parties expressed in Section 4.1(b) and (d) hereof.

     VIII.5 WITHHOLDING TAX EXEMPTIONS. At least five (5) Business Days prior to the first date on which any Rent is payable hereunder or under any other Operative Agreement for the account of any Lessor not incorporated under the laws of the United States or a state thereof, such Lessor agrees that it will have delivered to Lessee and Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lessor is entitled to receive payments under this Agreement and the other Operative Agreements without deduction or withholding of any United States Federal income taxes. Each Lessor which so delivers a Form 1001 or 4224 further undertakes to deliver to Lessee and Agent two additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by Lessee or Agent, in each case certifying that such Lessor is entitled to receive payments under this Agreement and the other Operative Agreements without deduction or withholding of any United States Federal income taxes, unless prior to the date on which any such delivery would otherwise be required any change in treaty, law or regulation or in the interpretation thereof by the applicable taxing Authority occurring after such Lessor became a Lessor hereunder has rendered all such forms inapplicable or has prevented such Lessor from duly completing and delivering any such form with respect to it and such Lessor advises Lessee and Agent that, as a result of such change in treaty, law, regulation or interpretation, it is not capable of receiving payments without any withholding of United States Federal income tax.


                                       IX
                                       --
                                      Agent
                                      -----


IX.1 APPOINTMENT OF AGENT; POWERS AND AUTHORIZATION TO TAKE CERTAIN ACTIONS.

     (a) Each Lessor irrevocably appoints and authorizes ABN AMRO Bank N.V. to act as its agent hereunder, with such powers as are specifically delegated to Agent by the terms hereof, together with such other powers as are reasonably incidental thereto. Each Lessor authorizes and directs Agent to, and Agent agrees for the benefit of the Lessors that it will, on the Initial Delivery Date and each other Delivery Date, accept the documents described in Article III of this Participation Agreement. Agent accepts the agency hereby created applicable to it and agrees to receive all payments and proceeds pursuant to the Operative Agreements and disburse such payments or proceeds in accordance with the Operative Agreements. Agent shall have no duties or responsibilities except those expressly set forth in the Lease and this Participation Agreement. Agent shall not be responsible to any Lessor (or to any other Person) (i) for any recitals, statements, representations or warranties of any party contained in the Lease, this Participation Agreement, or in any certificate or other document referred to or provided for in, or received by any of them under, the Operative Agreements, other than the representations and warranties made by Agent in
Section 5.3, or (ii) for the value, validity, effectiveness, genuineness, enforceability or sufficiency of the Collateral or the title thereto (subject to Agent's obligations under Section 6.3) or of the Lease or any other document referred to or provided for therein or (iii) for any failure by Lessee, any Lessor or any other third party (other than Agent) to perform any of its obligations under any Operative Agreement. Agent may employ agents, trustees or attorneys-in-fact, may vest any of them with any property, title, right or power deemed necessary for the purposes of such appointment and shall not be responsible for the negligence or misconduct of any of them selected by it. Neither Agent nor any of its directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except for its or their own gross negligence or willful misconduct.

     (b) Agent shall not have any duty or obligation to manage, control, use, operate, store, lease, sell, dispose of or otherwise deal with any Vehicle, any other Collateral or the Lease, or to otherwise take or refrain from taking any action under, or in connection with, this Agreement, the Lease or any related document to which Agent is a party, except as expressly provided by the terms hereof, and no implied duties of any kind shall be read into any Operative Agreement against Agent. The permissive right of Agent to take actions enumerated in this Agreement and the Lease shall never be construed as a duty, unless Agent is instructed or directed to exercise, perform or enforce one or more rights by the Required Lessors (provided that Agent has received indemnification reasonably satisfactory to it). No provision of the Operative Agreements shall require Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its obligations under the Operative Agreements, or in the exercise of any of its rights or powers thereunder. It is understood and agreed that the duties of Agent are ministerial in nature.

     (c) Except as specifically provided herein, Agent is acting hereunder solely as agent and is not responsible to any party hereto in its individual capacity, except with respect to any claim arising from Agent's gross negligence or willful misconduct or any breach of a representation or covenant made in its individual capacity.

     (d) Agent may accept deposits from, lend money to and otherwise deal with Lessee or any of its Affiliates with the same rights as it would have if it were not the named Agent hereunder.

     IX.2 RELIANCE. Agent may rely upon, and shall not be bound or obligated to make any investigation into the facts or matters stated in, any certificate, notice or other communication (including any communication by telephone, telecopy, telex, telegram or cable) reasonably believed by it to be genuine and correct and to have been made, signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Agent (including any expert selected by Agent to aid Agent in any calculations required in connection with its duties under the Operative Agreements).

     IX.3 ACTION UPON INSTRUCTIONS GENERALLY. Subject to Sections 9.4 and 9.6, upon written instructions of the Required Lessors, Agent shall, on behalf of the Lessors, give such notice or direction, exercise such right, remedy or power hereunder or in respect of any Vehicle, and give such consent or enter into such amendment to any document to which it is a party as Agent as may be specified in such instructions. Agent shall deliver to each Lessor a copy of each notice, report and certificate received by Agent pursuant to the Operative Agreements. Agent shall have no obligation to investigate or determine whether there has been an Event of Default or an Incipient Default. Agent shall not be deemed to have notice or knowledge of an Event of Default or Incipient Default unless a Responsible Officer of Agent is notified in writing of such Event of Default or Incipient Default. If Agent receives notice of an Event of Default, Agent shall give prompt notice thereof, at Lessee's expense, to each Lessor. Subject to Sections 9.4 and 9.6 and Article X, Agent shall take action or refrain from taking action with respect to such Event of Default as directed by the Required Lessors; provided that, unless and until Agent receives such directions, Agent may refrain from taking any action, or may act in its discretion, with respect to such Event of Default. Prior to the date the Lease Balance shall have become due and payable by acceleration pursuant to Section 8.2 of the Lease, Required Lessors may deliver written instructions to Agent to waive, and Agent shall waive pursuant thereto, any Event of Default and its consequences; provided that in the absence of written instructions from all Lessors, Agent shall not waive any (i) Payment Default or
(ii) covenant or provision which, under Section 10.1, cannot be modified or amended without the consent of all Lessors. As to any matters not expressly provided for by this Agreement, Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Lessors and such instructions of the Required Lessors and any action taken or failure to act pursuant thereto shall be binding on each Lessor.

     IX.4 INDEMNIFICATION. Each Lessor shall reimburse and hold Agent harmless, ratably in accordance with its Outstanding Investment at the time the indemnification is required to be given (but only to the extent that any such indemnified amounts have not in fact been paid to Agent by, or on behalf of, Lessee in accordance with Section 7.1), from any and all claims, losses, damages, obligations, penalties, liabilities, demands, suits, judgments, or causes of action, and all legal proceedings, and any reasonable costs or expenses in connection therewith, including allocated charges, costs and expenses of internal counsel of Agent and all other reasonable attorneys' fees and expenses incurred by Agent, in any way relating to or arising in any manner out of (i) any Operative Agreement, the enforcement hereof or thereof or the consummation of the transactions contemplated thereby, or (ii) instructions from the Required Lessors (including, without limitation, the costs and expenses that Lessee is obligated to and does not pay hereunder), provided that no Lessor shall be liable for any of the foregoing to the extent they arise from (a) the gross negligence or willful misconduct of Agent, (b) the inaccuracy of any representation or warranty or breach of any covenant given by Agent in Section
5.3 or Section 6.3 hereof or in the Lease, (c) in the case of Agent's handling of funds, the failure to act with the same care as Agent uses in handling its own funds or (d) any taxes, fees or other charges payable by Agent based on or measured by any fees, commissions or compensation received by it for acting as Agent in connection with the transactions contemplated by the Operative Agreements.

     IX.5 INDEPENDENT CREDIT INVESTIGATION. Each Lessor by entering into this Agreement agrees that it has, independently and without reliance on Agent or any other Lessor and based on such documents and information as it has deemed appropriate, made its own credit analysis of Lessee and its own decision to enter into this Agreement and each of the other Operative Agreements to which it is a party and that it will, independently and without reliance upon Agent or any other Lessor, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking action under this Agreement and any related documents to which it is a party. Agent shall not be required to keep itself informed as to the performance or observance by Lessee of any other document referred to (directly or indirectly) or provided for herein or to inspect the properties or books of Lessee. Except for notices or statements which Agent is expressly required to give under this Agreement and for notices, reports and other documents and information expressly required to be furnished to Agent alone (and not also to each Lessor, it being understood that Agent shall forward copies of same to each Lessor) hereunder or under any other Operative Agreement, Agent shall not have any duty or responsibility to provide any Lessor with copies of notices or with any credit or other information concerning the affairs, financial condition or business of Lessee (or any of its affiliates) that may come into the possession of Agent or any of its Affiliates.

     IX.6 REFUSAL TO ACT. Except for notices and actions expressly required of Agent hereunder and except for the performance of its covenants in Section 6.3, Agent shall in all cases be fully justified in failing or refusing to act unless
(a) it is indemnified to its reasonable satisfaction by the Lessors against any and all liability and reasonable expense which may be incurred by it by reason of taking or continuing to take any such action (provided that such indemnity shall not be required to extend to liability or expense arising from any matter described in clauses (a) through (d) of Section 9.4, it being understood that no action taken by Agent in accordance with the instructions of the Required Lessors shall be deemed to constitute any such matter) and (b) it is reasonably satisfied that such action is not contrary to any Operative Agreement or to any applicable law.

     IX.7 RESIGNATION OR REMOVAL OF AGENT; APPOINTMENT OF SUCCESSOR. Subject to the appointment and acceptance of a successor Agent as provided below, Agent may resign at any time by giving notice thereof to each Lessor and Lessee or may be removed at any time by written notice from the Required Lessors. Upon any such resignation or removal, the Required Lessors at the time of the resignation or removal shall have the right (with the reasonable, prompt approval of Lessee unless an Event of Default shall be continuing) to appoint a successor Agent which shall be a financial institution having a combined capital and surplus of not less than $100,000,000. If, within 30 calendar days after the retiring Agent's giving of notice of resignation or receipt of a written notice of removal, a successor Agent is not so appointed and does not accept such appointment, then the retiring or removed Agent may appoint a successor Agent and transfer to such successor Agent all rights and obligations of the retiring Agent. Such successor Agent shall be a financial institution having combined capital and surplus of not less than $100,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent and the retiring or removed Agent shall be discharged from duties and obligations as Agent thereafter arising hereunder and under any related document. If the retiring Agent does not appoint a successor, any Lessor shall be entitled to apply to a court of competent jurisdiction for such appointment, and such court may thereupon appoint a successor to act until such time, if any, as a successor shall have been appointed as above provided.

     IX.8 SEPARATE AGENT. The Required Lessors may, and if they fail to do so at any time when they are so required, Agent may, for the purpose of meeting any legal requirements of any jurisdiction in which any Vehicle or Collateral may be located, appoint one or more individuals or corporations either to act as co-agent jointly with Agent or to act as separate agent of all or any part of the Vehicles or Collateral or the Lease, and vest in such individuals or corporations, in such capacity, such title to the Vehicles or Collateral or the Lease or any part thereof, and such rights or duties as Agent may consider necessary or desirable. Agent shall not be required to qualify to do business in any jurisdiction where it is not now so qualified. Agent shall execute, acknowledge and deliver all such instruments as may be required by any such co-agent or separate agent more fully confirming such title, rights or duties to such co-agent or separate agent. Upon the acceptance in writing of such appointment by any such co-agent or separate agent, it, she or he shall be vested with such interest in the Vehicles or Collateral and the Lease or any part thereof, and with such rights and duties, not inconsistent with the provisions of the Operative Agreements, as shall be specified in the instrument of appointment, jointly with Agent (except insofar as local law makes it necessary for any such co-agent or separate agent to act alone), subject to all terms of the Operative Agreements. Any co-agent or separate agent, to the fullest extent permitted by legal requirements of the relevant jurisdiction, at any time, by an instrument in writing, shall constitute Agent its attorney-in-fact and agent, with full power and authority to do all acts and things and to exercise all discretion on its behalf and in its name. If any co-agent or separate agent shall die, become incapable of acting, resign or be removed, the interest in the Vehicles or Collateral and the Lease and all rights and duties of such co-agent or separate agent shall, so far as permitted by law, vest in and be exercised by Agent, without the appointment of a successor to such co-agent or separate agent.

     IX.9 TERMINATION OF AGENCY. The agency created hereby shall terminate upon the final disposition by Agent of all Collateral at any time subject hereto and the final distribution by Agent of all moneys or other property or proceeds received pursuant to the Lease in accordance with its terms, provided that at such time Lessee shall have complied fully with all the terms hereof.

     IX.10 COMPENSATION OF AGENCY. As compensation for the performance of Agent's obligations hereunder, Lessee shall pay to Agent, on the Initial Delivery Date and on each anniversary of the Initial Delivery Date occurring during the Lease Term, a fee (the "Agency Fee") in the amount of $15,000.

     IX.11 LIMITATIONS. It is expressly understood and agreed by and among the parties hereto that, except as otherwise provided herein or in the other Operative Agreements: (a) this Participation Agreement and the other Operative Agreements to which Agent is a party are executed by Agent, not in its individual capacity (except with respect to the representations and covenants of Agent in Sections 5.3 and 6.3), but solely as Agent under the Operative Agreements in the exercise of the power and authority conferred and vested in it as such Agent; (b) each and all of the undertakings and agreements herein made on the part of Agent are each and every one of them made and intended not as personal undertakings and agreements by Agent, or for the purpose or with the intention of binding Agent personally, but are made and intended for the purpose of binding only the Collateral unless expressly provided otherwise; (c) actions to be taken by Agent pursuant to its obligations under the Operative Agreements may, in certain circumstances, be taken by Agent only upon specific authority of the Lessors; (d) nothing contained in the Operative Agreements shall be construed as creating any liability on Agent, individually or personally, or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director, employee or agent of, Agent to perform any covenants either express or implied contained herein, all such liability, if any, being expressly waived by the other parties hereto and by any Person claiming by, through or under them; and (e) so far as Agent, individually or personally, is concerned, the other parties hereto and any Person claiming by, through or under them shall look solely to the Collateral and Lessee for the performance of any obligation under any of the instruments referred to herein; provided, however, that nothing in this Section 9.11 shall be construed to limit in scope or substance the general corporate liability of Agent in respect of its gross negligence or willful misconduct or those representations, warranties and covenants of Agent in its individual capacity set forth herein or in any of the other agreements contemplated hereby.


                                        X
                                        -
                       Amendments to Operative Agreements
                       ----------------------------------

     X.1 AMENDMENTS TO OPERATIVE AGREEMENTS WITH CONSENT OF LESSORS. This Participation Agreement and each of the other Operative Agreements shall be changed, waived, discharged or terminated with respect to Lessee and each Lessor upon the ratification in writing of such change, waiver, discharge or termination by Lessee and the Required Lessors, in which case such change, waiver, discharge or termination shall be effective as to each Lessor and Lessee; provided no such change, waiver, discharge or termination shall, without the written ratification of each Lessor:

                  (i) modify any of the provisions of this Section 10.1 or
Article III, change the definitions of "Commitment", "Commitment Percentage", "Total Commitment" or "Required Lessors" or modify or waive any provision of an Operative Agreement requiring action by the foregoing, or release any Collateral (except as otherwise specifically provided in any Operative Agreement);

                  (ii) modify, amend, waive or supplement any of the provisions of Articles III, VII, VIII (except as otherwise expressly provided in Section
9.3 hereof), X or XI, Sections 13.9 or 13.10 of the Lease or Section 11.3 hereof, provided that the Required Lessors may waive an Event of Default other than a Payment Default;

                  (iii) reduce, modify, amend or waive any indemnities in favor of any Participant, whether pursuant to Articles VII or VIII or otherwise (except that any Person may consent to any reduction, modification, amendment or waiver of any indemnity payable to it);

                  (iv) modify, postpone, reduce or forgive, in whole or in part, any Rent payment (other than pursuant to the terms of any Operative Agreement), Lease Balance, Termination Value, Lessor Risk Amount, Lessee Risk Amount, interest or, subject to clause (iii) above, any other amount payable under the Lease or Participation Agreement, or modify the definition or method of calculation of any Rent payment (other than pursuant to the terms of any Operative Agreement), Lease Balance, Termination Value, Lessor Risk Amount, Lessee Risk Amount or other amount payable hereunder;

                  (v) consent to any assignment of the Lease releasing any Lessee from its obligations in respect of the payments due pursuant to the Operative Agreements or changing the absolute and unconditional character of such obligations; or

                  (vi) permit the creation of any Lien on the Collateral or any part thereof except as contemplated in the Operative Agreements, or deprive any Lessor of the benefit of the security interest in the Collateral granted by Lessee.

     X.2 AMENDMENTS TO OPERATIVE AGREEMENTS AFFECTING AGENT. Without the prior written consent of Agent, no amendment of, supplement to, or waiver or modification of, any Operative Agreement shall adversely affect Agent's rights or immunities or modify or increase the duties or obligations of Agent with respect to any Operative Agreement.


                                       XI
                                       --
                                  Miscellaneous
                                  -------------

     XI.1 SURVIVAL OF COVENANTS. All claims pertaining to the representations, warranties, covenants or indemnities of the Participants shall survive the termination of the Lease to the extent such claims arose out of events occurring or conditions existing prior to any such termination. Without limiting the foregoing, the provisions of Article VII and Article VIII hereof shall survive the termination of the Lease.

     XI.2 APPLICABLE LAW. THIS PARTICIPATION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF ILLINOIS WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF.

     XI.3 DISTRIBUTION AND APPLICATION OF RENT AND OTHER PAYMENTS. Except as otherwise specifically provided for in the Lease or in Articles VII and VIII hereof, all amounts of money received or realized by Agent pursuant to the Lease which are to be distributed to the Lessors (after payment of accrued but unpaid fees and expenses and indemnification payments payable to Agent in its capacity as Agent that remain unpaid for 30 days or more) shall be distributed to each Lessor pro rata, in accordance with each Lessor's Outstanding Investment and without preference or priority of any Lessor over another; provided, however, that in the case such moneys are insufficient to pay in full the whole amount due, owing and unpaid, then application shall be made in the manner set forth in
Section 8.4 of the Lease. All payments to the Lessors shall be made in accordance with Section 3.2 of the Lease.

     IX.4 NOTICES. All notices, demands, declarations, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing and shall be deemed to have been duly given when delivered personally, by facsimile (and confirmed, which confirmation may be mechanical), nationally recognized overnight courier or otherwise actually received or 5 Business Days after being deposited in the United States mail certified, postage prepaid, addressed as follows:

         If to Lessee:

                  Roadway Express, Inc.
                  1077 Gorge Boulevard
                  Akron, Ohio 44310
                  Attn:    Gregory S. Greenfelder
                  Fax:              330-258-6230

         With a copy to:

                  Roadway Express, Inc.
                  1077 Gorge Boulevard
                  Akron, Ohio 44310
                  Attn:    John M. Glenn
                  Fax:     330-258-6082

         If to Agent:

                  ABN AMRO Bank N.V.
                  Syndications
                  335 Madison Avenue
                  New York, NY 10017
                  Attn:    Andrew P. Helene
                  Fax:     212-682-0364

         With a copy to:

                  ABN AMRO Bank N.V.
                  c/o ABN AMRO North America, Inc.
                  One PPG Place, Suite 2950
                  Pittsburgh, PA 15222-5400
                  Attn:    Dennis F. Lennon
                  Fax:     412-566-2266

         and

                  ABN AMRO North America, Inc.
                  Surface Transportation Group
                  135 So. La Salle St., Suite 760
                  Chicago, IL 60603
                  Attn:    David Thomas
                  Fax:     312-904-2849

     If to the Lessors, to their respective addresses set forth on Schedule I hereto or at such other place as any such party may designate by notice given in accordance with this Section 11.4.

     XI.5 TRANSACTION COSTS; OTHER EXPENSES. Lessee shall pay all Transaction Costs whether or not the transactions contemplated hereby close. In addition, Lessee shall pay or reimburse Agent and the Lessors for all other out-of-pocket costs and expenses (including allocated fees of internal counsel) reasonably incurred in connection with: (a) entering into, or the giving or (in the case of any amendments, supplements, waivers or consents proposed by Lessee) withholding of, any future amendments, supplements, waivers or consents with respect to the Operative Agreements (including without limitation any legal services rendered in connection with or arising under
Section 6.1 hereof), it being understood that Lessee shall only be required to pay for one firm of legal counsel to Agent and Lessors in respect of any transaction under this clause (a); (b) any Casualty or termination of the Lease or any other Operative Agreement; (c) the negotiation and documentation of any restructuring or "workout," whether or not consummated, of any Operative Agreement; (d) the enforcement of the rights or remedies under the Operative Agreements; (e) further assurances requested pursuant to Section 11.13 hereof or any similar provision in other Operative Agreements; (f) any and all out-of-pocket expenses of Agent in connection with the Sale Option described in
Section 11.3 of the Lease; (g) any transfer by Agent or a Lessor of any interest in the Operative Agreements during the continuance of an Event of Default; and
(h) the Agency Fee.

     XI.6 COUNTERPARTS. This Participation Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each executed counterpart constituting an original but all together one agreement.

     XI.7 SEVERABILITY. Whenever possible, each provision of this Participation Agreement shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Participation Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Participation Agreement.

     XI.8 SUCCESSORS AND ASSIGNS; TRANSFERS. This Participation Agreement shall be binding upon the parties hereto and their respective successors and assigns, and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Lessee may not assign any of its rights and obligations under any Operative Agreement except as expressly provided in the Operative Agreements.

     No Lessor shall assign, convey or otherwise transfer (including pursuant to a participation) all or any portion of its right, title or interest in, to or under any of the Operative Agreements, any Collateral and its interest in the Vehicles, except that without the prior written consent of Agent or Lessee (x) any bank or similar financial or commercial lending institution may pledge its interest in the ordinary course of its business without the consent of Lessee or Agent, provided, that no transfer upon a foreclosure pursuant to such a pledge may occur unless the other provisions of this Section are complied with, (y) any Lessor may transfer all or any portion of its interest to any other existing Lessor and (z) any Lessor may transfer any or all of such right, title and interest upon the satisfaction of each of the following conditions:

       (a) REQUIRED NOTICE AND EFFECTIVE DATE. Any Lessor desiring to effect a transfer of its interest hereunder shall give written notice of each such proposed transfer to Lessee and Agent at least ten (10) days prior to such proposed transfer, setting forth the name of such proposed transferee, the percentage or interest to be retained by such Lessor, if any, and the date on which such transfer is proposed to become effective. All reasonable out-of-pocket costs incurred by Agent in connection with any such disposition by a Lessor under this Section 11.8 shall be borne by such Lessor, unless such transfer is being made pursuant to Section 7.6, in which case such costs shall be borne by Lessee. In the event of a transfer under this Section 11.8, any expenses incurred by the transferee in connection with its review of the Operative Agreements and its investigation of the transactions contemplated thereby shall be borne by such transferee or the relevant Lessor, as they may determine, but shall not be considered costs and expenses which Lessee is obligated to pay or reimburse under Section 11.5, unless such transfer is being made pursuant to Section 7.6.

     (b) ASSUMPTION OF OBLIGATIONS. Any transferee pursuant to this Section 11.8 shall have executed and delivered to Agent a letter substantially in the form of the Investor's Letter attached hereto as Exhibit F, and thereupon the obligations of the transferring Lessor under the Operative Agreements shall be proportionately released and reduced to the extent of such transfer. Upon any such transfer as above provided, the transferee shall be deemed to be bound by all obligations (whether or not yet accrued) under, and to have become a party to, all Operative Agreements to which its transferor was a party, shall be deemed the pertinent "Lessor" for all purposes of the Operative Agreements and shall be deemed to have made that portion of the payments pursuant to the Participation Agreement previously made or deemed to have been made by the transferor represented by the interest being conveyed; and each reference herein and in the other Operative Agreements to the pertinent "Lessor" shall thereafter be deemed a reference to the transferee, to the extent of such transfer, for all purposes. Upon any such transfer, Agent shall deliver to each Lessor and Lessee a new Schedule I to this Participation Agreement, revised to reflect the relevant information for such new Lessor and the Commitment of such new Lessor (and the revised Commitment of the transferor Lessor if it shall not have transferred its entire interest).

     (c) EMPLOYEE BENEFIT PLANS. No Lessor may make any such assignment, conveyance or transfer to or in connection with any arrangement or understanding in any way involving any employee benefit plan (or its related trust), as defined in Section 3(3) of ERISA, or with the assets of any such plan (or its related trust), as defined in Section 4975(e)(1) of the Code (other than a governmental plan, as defined in Section 3(32) of ERISA), with respect to which Lessee or such Lessor or any of their Affiliates is a party in interest within the meaning of ERISA or a "disqualified person" within the meaning of the Code.

     (d) AMOUNT OF COMMITMENT. Unless Lessee shall consent otherwise, no Lessor may make any such assignment, conveyance or transfer if, as a consequence thereof, the transferor (if such Lessor retains any part of its Commitment) or transferee Lessor would have a combined Commitment and Outstanding Investment of less than $5,000,000.

     (e) REPRESENTATIONS AND WARRANTIES. Notwithstanding anything to the contrary set forth above, no Lessor may assign, convey or transfer its interest to any Person, unless such Person shall have delivered to Agent and Lessee a certificate confirming the accuracy of the representations and warranties set forth in Section 5.2 with respect to such Person (other than as such representation or warranty relates to the execution and delivery of Operative Agreements).

     (f) FINANCIAL CONDITION. Any transferee pursuant to this Section 11.8 shall be a financial institution having combined capital and surplus of at least $100,000,000.

     Each transferee of a Lessor pursuant to this Section 11.8 shall be entitled to the benefits of Articles VII and VIII; provided that no such transferee shall be entitled to receive any greater amount pursuant to such Sections than the transferor Lessor would have been entitled to receive in respect of the amount of the Commitment transferred by such transferor Lessor to such transferee if such transfer had not occurred.

     XI.9 JURY TRIAL. LESSEE WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS PARTICIPATION AGREEMENT OR ANY OTHER OPERATIVE AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS PARTICIPATION AGREEMENT OR ANY OPERATIVE AGREEMENT AND AGREE THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     XI.10 CAPTIONS; TABLE OF CONTENTS. Section captions and the table of contents used in this Participation Agreement (including the exhibits and schedules) are for convenience of reference only and shall not affect the construction of this Participation Agreement.

     XI.11 FINAL AGREEMENT. THIS PARTICIPATION AGREEMENT, TOGETHER WITH THE OTHER OPERATIVE AGREEMENTS, REPRESENT THE ENTIRE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED HEREBY AND IN THE OTHER OPERATIVE AGREEMENTS. THIS PARTICIPATION AGREEMENT CANNOT BE MODIFIED, SUPPLEMENTED, AMENDED, RESCINDED OR CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     XI.12 NO THIRD-PARTY BENEFICIARIES. Nothing in this Participation Agreement or the other Operative Agreements shall be deemed to create any right in any Person not a party hereto or thereto (other than as set forth in Section 13.8 of the Lease and the permitted successors and assigns of Lessors, Agent and Lessee), and such agreements shall not be construed in any respect to be a contract in whole or in part for the benefit of any third party except as aforesaid.

     X.13 FURTHER ASSURANCES. Lessee, at its expense, will promptly and duly execute and deliver all such documents and take such further action as may be necessary or appropriate in order to effect the intent or purpose of this Participation Agreement and the other Operative Agreements and to establish and protect the rights and remedies created or intended to be created in favor of the Lessors and Agent for the benefit of the Lessors, including, without limitation, if requested by Required Lessors at the expense of Lessee, the recording or filing of any Operative Agreement or any other document in accordance with the laws of the appropriate jurisdictions.

     IX.14 REPRODUCTION OF DOCUMENTS. This Participation Agreement, all documents constituting Schedules or Exhibits hereto, and all documents relating hereto received by a party hereto, including, without limitation:

(a) consents, waivers and modifications that may hereafter be executed; (b) the Certificates of Title and all other documents received by the Lessors or Agent in connection with the receipt and/or acquisition of the Vehicles; and (c) financial statements, certificates, and other information previously or hereafter furnished to Agent or any Lessor may be reproduced by the party receiving the same by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. Each of the Participants agrees and stipulates that, to the extent permitted by law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such party in the regular course of business) and that, to the extent permitted by law, any enlargement, facsimile, or further reproduction of such reproduction shall likewise be admissible in evidence.

     XI.15 CONSIDERATION FOR CONSENTS TO WAIVERS AND AMENDMENTS. Lessee hereby agrees that it will not, and that it will not permit any of its Affiliates to, offer or give any consideration or benefit of any kind whatsoever to any Lessor in connection with, in exchange for, or as an inducement to, such Lessor's consent to any waiver in respect of, any modification or amendment of, any supplement to, or any other consent or approval under, any Operative Agreement unless such consideration or benefit is offered ratably to all Lessors.

     XI.16 SUBMISSION TO JURISDICTION. Any suit by Agent or any Lessor to enforce any claim arising out of the Operative Agreements may be brought in any state or Federal court located in Chicago, Illinois having subject matter jurisdiction, and with respect to any such claim, each Participant hereby irrevocably: (a) submits to the jurisdiction of such courts; and (b) consents to the service of process out of said courts by mailing a copy thereof, by registered mail, postage prepaid, to such Participant at its address specified in this Participation Agreement, and agrees that such service, to the fullest extent permitted by law: (i) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding; and (ii) shall be taken and held to be valid personal service upon and personal delivery to it. Lessee irrevocably waives, to the fullest extent permitted by law: (A) any claim, or any objection, that it now or hereafter may have, that venue is not proper with respect to any such suit, action or proceeding brought in such a court located in Chicago, Illinois including, without limitation, any claim that any such suit, action or proceeding brought in such court has been brought in an inconvenient forum; and (B) any claim that Lessee is not subject to personal jurisdiction or service of process in such forum. Lessee agrees that any suit to enforce any claim arising out of the Operative Agreements or any course of conduct or dealing of Agent or any Lessor shall be brought and maintained exclusively in any state or Federal court located in Chicago, Illinois. Nothing in this Section 11.16 shall affect the right of Agent or any Lessor to bring any action or proceeding against Lessee or any Vehicle or other Collateral in the courts of any other jurisdiction. Lessee agrees that a final judgment in any action or proceeding in a state or Federal court within the United States may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.


                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be executed and delivered as of the date first above written.

                                         ROADWAY EXPRESS, INC.,as Lessee



                                         By  /s/ M. W. Wickham
                                             ------------------------------
                                         Name Printed:  M. W. Wickham
                                                        -------------------
                                         Title:   President and CEO
                                                  -------------------------

                                         ABN AMRO BANK N.V., Pittsburgh Branch
not individually, but solely as Agent for the Lessors


                                          By ABN AMRO North America, Inc., as
                                          agent


                                          By   /s/ David J. Thomas
                                               ----------------------------
                                          Name Printed:  David J. Thomas
                                                         ------------------
                                          Title:   Vice President
                                                   ------------------------


                                          By   /s/ Kathleen L. Ross
                                               ----------------------------
                                          Name Printed:  Kathleen L. Ross
                                                          -----------------
                                          Title:   Group Vice President
                                                   ------------------------

                                          LESSORS:

                                          ABN AMRO BANK N.V., Pittsburgh Branch


                                          By ABN AMRO North America, Inc., as
                                          agent

                                          By   /s/ David J. Thomas
                                               ----------------------------
                                          Name Printed:   David J. Thomas
                                                          -----------------
                                          Title:   Vice President
                                                   ------------------------

                                          By   /s/ Kathleen L. Ross
                                               ----------------------------
                                          Name Printed:  Kathleen L. Ross
                                                         ------------------
                                          Title:   Group Vice President
                                                   ------------------------

                                   SCHEDULE I
                                       TO
                             PARTICIPATION AGREEMENT

                 AGENT AND LESSOR ADDRESSES; LESSOR COMMITMENTS


AGENT:   ABN AMRO BANK N.V. (address set forth in Section 11.4)
- - -----

LESSORS:
- - -------

1. ABN AMRO BANK N.V.
         Commitment: $25,000,000 Commitment Percentage:  100%

         Address for Notices and Payment Instructions
         --------------------------------------------
         ABN AMRO Bank N.V.
         355 Madison Avenue
         New York, NY 10017
         ABA Routing #026009580
         Account #651001063441
         Contact:  Linda Boardman
                           (212) 370-8509

EXHIBIT 10.18, PART 2


                                                     MARCH 12, 1996









                        MASTER LEASE INTENDED AS SECURITY

                           Dated as of March 15, 1996


                                     between


                             ROADWAY EXPRESS, INC.,
                                    as Lessee


                                       and


                               ABN AMRO BANK N.V.,
                          not individually, but solely
                          as Agent for the Lessors from
                             time to time under the
                             Participation Agreement

                                TABLE OF CONTENTS
                                -----------------
                                                                 Page
                                                                 ----

ARTICLE I...........................................................2
  Transfer..........................................................2
  Acceptance Procedure..............................................2


Lease Term..........................................................2
  Interim and Base Periods..........................................2
  Lease Commencement Dates..........................................2
  Lease Renewal.....................................................2


Rent; Other Economic Provisions.....................................3
  Rent Payments.....................................................3
  Place and Manner of Payment.......................................4
  Net Lease.........................................................4


Warranties..........................................................5
  Warranty Disclaimer...............................................5
  Quiet Enjoyment...................................................5


Possession, Assignment, Use and Maintenance of Vehicles.............6
  Restriction on Lessee's Possession and Use........................6
  Subleases.........................................................6
  Maintenance.......................................................7
  Repair, Replacement and Substitution..............................8
  Alterations, Modifications and Additions; Removable Parts.........9
  Inspection of Collateral.........................................10


Risk of Loss; Replacement; Waiver and Indemnity....................10
  Casualty.........................................................10
  Casualty Proceeds................................................10


Insurance..........................................................11
  Required Coverages...............................................11
  Delivery of Insurance Certificates...............................12


Default............................................................12
  Events of Default................................................12
  Remedies.........................................................14
  Additional Remedies..............................................15
  Proceeds of Sale; Deficiency.....................................16
  Right to Perform Lessee's Agreements.............................17

Return of Vehicles...............................................17


Early Termination................................................18
  Early Termination as to all Vehicles...........................18
  Early Termination as to a Vehicle..............................18


Lease Termination................................................18
  Options........................................................18
  Lessee Purchase Option.........................................19
  Sale Option....................................................20


Ownership, Grant of Security.....................................22
  Grant of Security Interest.....................................22
  Retention of Proceeds in the Case of Default...................23
  Attorney-in-Fact...............................................23
  Release of Liens...............................................23


Miscellaneous....................................................23
  No Waiver......................................................23
  Survival of Covenants..........................................24
  APPLICABLE LAW.................................................24
  Effect and Modification of Lease...............................24
  Notices........................................................24
  Counterparts...................................................24
  Severability...................................................24
  Successors and Assigns:  Benefit of Agreement..................24
  Assignment by Agent............................................25
  Assignment by Lessee...........................................25
  Jury Trial.....................................................25
  Section Headings; Table of Contents............................25
  Final Agreement................................................25
  Timeliness of Performance......................................25


                                      -ii-


                        * SCHEDULE I    EQUIPMENT LIST

                        * EXHIBIT A     FORM OF LEASE SUPPLEMENT

                    * Not filed as an exhibit to Form 10-Q

                        MASTER LEASE INTENDED AS SECURITY
                        ---------------------------------

         THIS MASTER LEASE INTENDED AS SECURITY (as amended, modified, restated or supplemented from time to time, this "Lease") dated as of March 15, 1996 is between ROADWAY EXPRESS, INC., a Delaware corporation, as Lessee ("Lessee"), with its principal office at 1077 Gorge Boulevard, Akron, Ohio 44310, and ABN AMRO BANK N.V., a bank organized under the laws of the Netherlands, not in its individual capacity, but solely in its capacity as agent ("Agent") for the benefit of the Lessors.

         WHEREAS, pursuant to the terms and conditions set forth herein and in that certain Participation Agreement, dated as of March 15, 1996 (the "Participation Agreement"), by and among Lessee, Agent and the Lessors named therein, the Participants have agreed that Agent, on behalf of the Lessors, will lease to Lessee and Lessee will lease from Agent, on behalf of the Lessors, certain personal property described in Schedule I hereto and replacements thereto;

         WHEREAS, capitalized terms used but not otherwise defined herein (including those used in the foregoing recitals) shall have the meanings specified in Schedule X to the Participation Agreement, unless the context otherwise requires;

         WHEREAS, Lessee may from time to time enter into a Lease Supplement with Agent, on behalf of the Lessors, covering certain of the Vehicles identified on Schedule I hereto;

         WHEREAS, each Lease Supplement executed from time to time by Agent, on behalf of the Lessors, and Lessee shall be incorporated herein by reference;

         WHEREAS, to secure Lessee's obligations under this Lease and the other Operative Agreements, Lessee will grant to Agent, on behalf of the Lessors, a security interest in the Collateral.

         NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I


                             Delivery and Acceptance
                             -----------------------

     I.1 TRANSFER, ACCEPTANCE AND LEASE OF VEHICLES. On each Delivery Date, subject to the satisfaction or waiver of the conditions set forth in Article III of the Participation Agreement, (a) Lessee hereby grants, assigns, transfers and sets over unto Agent, on behalf of the Lessors, an interest in the Vehicles to be delivered on such Delivery Date and covered by the Delivery Date Notice delivered by Lessee with respect thereto and the Lease Supplement to be delivered with respect thereto pursuant to Article III of the Participation Agreement, (b) Agent hereby agrees to accept delivery on such Delivery Date of the interest in the Vehicles to be so delivered pursuant to the terms of the Participation Agreement and simultaneously to lease such Vehicles to Lessee under this Lease and the applicable Lease Supplement, and (c) Lessee hereby agrees, expressly for the direct benefit of Agent and the Lessors, to lease from Agent hereunder, for the Lease Term, such Vehicles to be delivered on such Delivery Date.

     V.2 ACCEPTANCE PROCEDURE. Agent hereby authorizes one or more employees of Lessee, as the authorized representative or representatives of Agent, to accept delivery of the Vehicles identified on the Delivery Date Notice executed by Lessee in connection with each Delivery Date. Lessee hereby agrees that such acceptance of delivery by such authorized representative or representatives on each Delivery Date shall, without further act, constitute the irrevocable acceptance by Lessee of the Vehicles which are the subject of such Delivery Date Notice for all purposes of this Lease and the other Operative Agreements on the terms set forth therein and herein.


                                       II

                                   Lease Term
                                   ----------


     II.1 INTERIM AND BASE PERIODS. Unless earlier terminated, the term of this Lease shall consist of(a) two interim periods, the first of which shall commence on the Initial Delivery Date and end on (but not include) the First Lease Commencement Date, and the second of which shall commence on the First Lease Commencement Date and end on (but not include) the Second Lease Commencement Date (each, an "Interim Period"), (b) two base periods, the first commencing on the First Lease Commencement Date and ending on the second anniversary thereof and the second commencing on the Second Lease Commencement Date and ending on the second anniversary thereof (each, a "Base Period") and (c) any Renewal Terms (collectively, the "Lease Term").

     II.2 LEASE COMMENCEMENT DATES. The first lease commencement date shall be October 5, 1996 (the "First Lease Commencement Date"). The second lease commencement date shall be the last Delivery Date under the Participation Agreement (the "Second Lease Commencement Date").

     II.3 LEASE RENEWAL. Lessee may elect to renew this Lease for up to three successive one-year renewal terms with respect to all, but not less than all, of the Vehicles subject to all then-existing Lease Supplements (each, a "Renewal Term") as provided in Article XI.


                                       II

                         Rent; Other Economic Provisions
                         -------------------------------

     III.1 RENT PAYMENTS. Lessee shall pay to Agent, for the benefit of the Lessors, the amounts of Interim Rent, Basic Rent or Renewal Rent, as applicable, determined in accordance with this Section 3.1 and each Lease Supplement. Scheduled installments of Basic Rent and Renewal Rent may be adjusted pursuant to Section 6.1. All computations of interest pursuant to the Operative Agreements shall be made on the basis of actual number of days elapsed in a 360-day year.

         RENT DURING INTERIM PERIODS. With respect to each Interim Period for the Lease, Lessee shall pay to Agent, for the benefit of the Lessors, the amount of Interest Only Rent set forth on Schedule II to the Lease Supplement to which Lessee is a party applicable to such Interim Period. Interest Only Rent under each Lease Supplement during the Interim Period with respect to such Lease Supplement shall consist of interest accrued on the Supplement Balance of such Lease Supplement at the Interest Rate for the Interim Period of such Lease Supplement and shall be payable on each Payment Date during such Interim Period and on the Lease Commencement Date for the Base Period following such Interim Period.

         BASIC RENT. On each Payment Date during a Base Period, Lessee shall pay to Agent, for the benefit of the Lessors, Basic Rent under each Lease Supplement to which Lessee is a party, consisting of the amount of Fixed Rent set forth opposite the applicable Payment Date on Schedule II to each such Lease Supplement and Variable Rent accrued on the Supplement Balance of each such Lease Supplement during the Rent Period ended on such Payment Date.

         RENEWAL RENT. On each Payment Date during any Renewal Term in effect, Lessee shall pay to Agent, for the benefit of the Lessors, Renewal Rent under each Lease Supplement to which Lessee is a party, consisting of the amount of Fixed Rent set forth opposite the applicable Payment Date on Schedule II to each such Lease Supplement and Variable Rent accrued on the Supplement Balance of each such Lease Supplement during the Rent Period ended on such Payment Date; provided, that Lessors may revise the amount of Fixed Rent based upon the results of the Appraisal required to be delivered under Section 11.1(a) in connection with Lessee's exercise of its Renewal Option.

         (d) SELECTION OF RENTAL PERIODS. During either Base Period or any Renewal Term, if any, Lessee shall notify Agent not less than three Business Days prior to the expiration of a Rental Period of its selection of one or more Rental Periods to follow such expiring Rental Period and the amount of the Lease Balance applicable to each such Rental Period so selected. Each such notification shall be irrevocable.

     III.2 PLACE AND MANNER OF PAYMENT. Rent and all other sums due to Agent or any Lessor hereunder shall be paid in immediately available funds and if payable to Agent, at the Agent's Corporate Office, and if payable to a Lessor at the office of Lessor as it may from time to time specify to Lessee in a notice pursuant to this Lease. All such payments shall be received by Agent or Lessor, as applicable, not later than 11:00 a.m., Eastern time, on the date due; funds received after such time shall for all purposes under the Operative Agreements be deemed to have been received by Lessor on the next succeeding Business Day. Any payments received by Agent not later than 11:00 a.m. Eastern time, shall be paid by Agent to the Lessors in immediately available funds no later than 1:00 p.m. Eastern time on the same day and any payments received by Agent from or on behalf of Lessee after 11:00 a.m. Eastern time, shall be paid to Lessors as soon after receipt as practicable, but not later than 1:00 p.m. Eastern time on the next succeeding Business Day. Lessee shall pay to Agent, for the benefit of the Lessors, or to a Lessor in the case of payments to a Lessor, on demand, interest at the rate per annum which is 2% above the Interest Rate in effect from time to time on any overdue amount of Rent, or any other payment due under this Lease and (to the extent permitted by applicable law) interest from the date due (not taking into account any grace period) until payment is made.

     III.3 NET LEASE. This Lease is a net lease and Lessee's obligation to pay all Rent, indemnities and other amounts payable hereunder shall be absolute and unconditional under any and all circumstances and, without limiting the generality of the foregoing, Lessee shall not be entitled to any abatement or reduction of Rent or any setoff against Rent, indemnity or other amount, whether arising by reason of any past, present or future claims of any nature by Lessee against Agent or any Lessor, or otherwise. Except as otherwise expressly provided herein, this Lease shall not terminate, nor shall the obligations of Lessee be otherwise affected: (a) by reason of any defect in, damage to, or loss of possession or use, obsolescence or destruction, of any or all of the Vehicles, however caused; or (b) by the taking or requisitioning of any or all of the Vehicles by condemnation or otherwise; or (c) by the invalidity or unenforceability or lack of due authorization by Agent, any Lessor or Lessee or other infirmity of this Lease; or (d) by lack of power or authority of Agent or any Lessor to enter into this Lease or any other Operative Agreement; or (e) by the attachment of any Lien of any third party to any Vehicle; or (f) by any prohibition or restriction of or interference with Lessee's use of any or all of the Vehicles by any Person; or (g) by the insolvency of or the commencement by or against Agent, any Lessor or Lessee of any bankruptcy, reorganization or similar proceeding; or (h) by any other cause, whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding. It is the intention of the parties that all Rent, indemnities and other amounts payable by Lessee hereunder shall be payable in all events in the manner and at the times herein provided unless Lessee's obligations in respect thereof have been terminated or modified pursuant to the express provisions of this Lease. To the extent permitted by applicable law, Lessee hereby waives any and all rights which it may now have or which may at any time be conferred upon it, by statute or otherwise, to terminate, cancel, quit or surrender this Lease, in whole or in part, except strictly in accordance with the express terms hereof. Each rental, indemnity or other payment made by Lessee hereunder shall be final, and

Lessee shall not seek to recover all or any part of such payment from Lessor for any reason whatsoever. Without affecting Lessee's obligation to pay Rent, or other amounts payable hereunder, Lessee may seek damages for a breach by Agent or any Lessor of its obligations under this Lease or the Participation Agreement.


                                       IV

                                   Warranties
                                   ----------

     IV.1 WARRANTY DISCLAIMER. LESSEE ACKNOWLEDGES AND AGREES THAT: (a) EACH OF THE VEHICLES IS LEASED AS-IS AND WHERE-IS; (b) EACH OF THE VEHICLES LEASED BY IT IS OF A SIZE, DESIGN, CAPACITY AND MANUFACTURE SELECTED BY LESSEE; (c) LESSEE IS SATISFIED THAT THE SAME IS SUITABLE FOR ITS PURPOSES; (d) LESSOR IS NOT A MANUFACTURER THEREOF OR A DEALER IN PROPERTY OF SUCH KIND; AND (e) LESSOR HAS NOT MADE NOR SHALL IT BE DEEMED TO HAVE MADE: (i) ANY REPRESENTATION OR WARRANTY OR COVENANT WITH RESPECT TO THE TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, CONDITION, QUALITY, DESCRIPTION, DURABILITY OR SUITABILITY OF ANY VEHICLE IN ANY RESPECT OR IN CONNECTION WITH OR FOR THE PURPOSES AND USES OF LESSEE; OR (ii) ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO ANY VEHICLE.

     IV.2 QUIET ENJOYMENT. In the absence of an Event of Default, neither any Lessor nor the Agent nor any Person acting by, through or under any of such Persons, shall take any actions to interfere with Lessee's quiet enjoyment of the Vehicles during the Lease Term.

                                        V

             Possession, Assignment, Use and Maintenance of Vehicles
             -------------------------------------------------------

     V.I RESTRICTION ON LESSEE'S POSSESSION AND USE. Lessee shall not nor shall Lessee permit any Sublessee to: (a) use, operate, maintain or store any Vehicle or any portion thereof: (i) except in accordance with Section 5.3; or (ii) in violation of any applicable insurance policy or law or regulation of any Authority; (b) except as permitted by Section 6.1, abandon any Vehicle; (c) except as permitted by Section 5.2, sublease or assign, without the prior written consent of Agent, any Vehicle or permit the operation thereof by anyone other than Lessee; (d) except as set forth in Section 5.2, sell, assign or transfer any of its rights hereunder or in any Vehicle, or directly or indirectly create, incur or suffer to exist any Lien, on any of its rights hereunder or in any Vehicle, except for Permitted Liens; (e) permit any Vehicle to be titled in any jurisdiction other than the jurisdiction in which it was titled on its Delivery Date, except as permitted under Section 6.1(f) of the Participation Agreement; and (f) use, operate, maintain or store any Vehicle or any portion thereof outside of the United States except that Lessee may (and may permit any Sublessee to) use, maintain and operate any Vehicle outside of the United States on trips to and from a point of embarkation located within the United States. Lessee will defend the transfer of the Vehicles by Lessee to Agent, for the benefit of the Lessors or Agent against the claims or demands of all Persons (other than Lessor Liens).

     V.2 SUBLEASES. So long as no Event of Default shall have occurred and be continuing, Lessee may sublease one or more Vehicles (i) to a wholly-owned Subsidiary of Lessee without the prior written consent of Lessors and (ii) to any other corporation organized under the laws of the United States or any State thereof with the prior written consent of each of the Lessors, which consent shall not be unreasonably withheld; provided, that any Sublease entered into pursuant to this Section 5.2 shall satisfy each of the following conditions:

                  such Sublease shall automatically expire upon the termination of the Lease Supplement governing the Vehicle subleased under such Sublease and shall be expressly subordinate and subject to this Lease and the Liens created hereunder, and to the applicable Lease Supplement;

                  such Sublease shall be in writing and shall expressly prohibit any further assignment,sublease or transfer;

                  such Sublease shall not contain a purchase option in favor of the Sublessee or any other provision pursuant to which the Sublessee may obtain record or beneficial title to the Vehicle leased thereunder from Lessee of such Vehicle;

                  such Sublease shall prohibit the Sublessee from making any alterations or modifications to the Vehicle that would violate this Lease;

                  such Sublease shall require the Sublessee to maintain the Vehicle in accordance with Section 5.3;

                  on or before execution and delivery of such Sublease, Lessee shall execute and deliver to Agent a security agreement, in a form approved by Agent, whereby Lessee grants to Agent, for the benefit of the Lessors, a security interest in all of Lessee's rights, title and interest in, to and under such Sublease, as Collateral for Lessee's obligations under the Operative Agreements. Such Sublease shall provide that such sublessee shall make all payments under such Sublease directly to Agent, at an account specified by Agent, upon the occurrence of any of the events specified in Section 6.1(j) of the Participation Agreement. In connection therewith, Lessee shall deliver to Agent an executed original counterpart of such Sublease upon the execution and delivery thereof, marked as the sole original execution counterpart for Uniform Commercial Code purposes, and Lessee shall, at its own cost and expense, do any further act and execute, acknowledge, deliver, file, register and record any further documents which Agent may reasonably request in order to create, perfect, preserve and protect Agent's and Lessor's security interest in such Sublease. Any payments received by Agent from Sublessee pursuant to this Section shall be credited to those amounts owing by Lessee under the Lease;

                  Lessee shall not, without Agent's prior written consent, permit or consent to any renewal or extension of a Sublease at any time when an Event of Default has occurred and is continuing;

                  Lessee shall notify Agent and each Lessor in writing not less than 30 days prior to entering into any Sublease, which notice shall include (i) a description of the Vehicle or Vehicles to be leased thereunder, and (ii) the street address, city, county and State where such Vehicle or Vehicles will be located during the term of such Sublease, and Lessee shall provide copies of each Sublease to Agent upon request, provided that if such Sublease will require that the Vehicle be titled or registered in a different jurisdiction, then Lessee must comply with Section 6.1(f) of the Participation Agreement in connection with such titling and registration.

The liability of Lessee with respect to this Lease, the Lease Supplements and each of the other Operative Agreements shall not be altered or affected in any way by the existence of any Sublease.

     V.3 MAINTENANCE. At all times during the term of this Lease, Lessee shall at its expense or shall cause each Sublessee to: (a) maintain, manage and monitor the Vehicles in compliance in all material respects with all applicable requirements of law, and any Authority and in compliance with all insurance policies; (b) maintain the Vehicles (or cause the Vehicles to be maintained) in as good operating order, repair and condition as they were on the date such Vehicles became subject to this Lease (assuming that, as of such date, each such Vehicle was in good operating order, repair and condition), ordinary wear and tear excepted; (c) maintain, manage and monitor the Vehicles in accordance with the terms of all applicable contracts (including, without limitation, service contracts and insurance contracts) in a manner consistent with Lessee's customary practices; and (d) conduct all scheduled maintenance of the Vehicles in conformity with Lessee's maintenance procedures then in effect for similar equipment owned or leased by Lessee, and applicable warranty guidelines. Lessee shall in any event maintain the Vehicles (or cause the Vehicles to be maintained) in at least as good a condition as comparable equipment owned or leased by Lessee or any of its Subsidiaries. Lessee will maintain or cause to be maintained, and shall permit Agent and Lessors to inspect, any records, logs and other materials required by any Authority having jurisdiction to be maintained or filed in respect of any Vehicle.

     V.4 REPAIR, REPLACEMENT AND SUBSTITUTION.

                  As soon as practicable after a Partial Casualty to a Vehicle, Lessee shall repair and rebuild the affected portions of such Vehicle (or cause such affected portions to be repaired and rebuilt) to the condition required to be maintained by Section 5.3. In the event that any Part which may from time to time be incorporated or installed in or attached to any Vehicle becomes at any time worn out, damaged or permanently rendered unfit for use for any reason whatsoever (unless such event constitutes a Casualty, in which event the provisions of Section 6.1 hereof shall apply), Lessee, at its own cost and expense, will promptly replace, or cause to be replaced, such Part with a replacement Part (a "Replacement Part") in accordance with Lessee's customary practices, but in any event subject to Section 5.3. In addition, Lessee may, at its own cost and expense, remove in the ordinary course of maintenance, service, repair, overhaul or testing, any Part, whether or not worn out, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use; provided, that Lessee will, at its own cost and expense, replace such Part with a Replacement Part as promptly as is commercially reasonable. All Replacement Parts shall be free and clear of all Liens (other than Permitted Liens) and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced, assuming such replaced Parts and the Vehicles were in the condition and repair required to be maintained by the terms of Section 5.3. Any Part at any time removed from any Vehicle shall remain the property of Agent, for the benefit of the Lessors (subject to this Lease), no matter where located, until such time as such Part shall be replaced by a Part which has been incorporated or installed in or attached to such Vehicle and which meets the requirements for a Replacement Part specified above. Immediately upon any Replacement Part becoming incorporated or installed in or attached to any such Vehicle as above provided, without further act: (i) title to the replaced Part (the "Replaced Part") shall thereupon vest in Lessee of such Vehicle, free and clear of all rights of Agent, for the benefit of the Lessors, and shall no longer be deemed a Part hereunder; (ii) such Replacement Part shall thereupon vest in Lessor, as provided in Section 12.1 (in the same manner as the underlying Vehicle); and (iii) such Replacement Part shall become subject to this Lease, the security interest created hereunder, and the applicable Lease Supplement, and shall be deemed part of such Vehicle for all purposes hereof to the same extent as the Parts incorporated or installed in or attached to such Vehicle on the date such Vehicle became subject to this Lease.

                  Upon the satisfaction of the conditions specified in Section 5.4(a), and the Replacement Part becoming subject to this Lease and the security interest created hereunder, Agent, on behalf of the Lessors, shall execute and deliver to Lessee such documents as may be reasonably necessary to release the Replaced Part from the terms and scope of this Lease (but without representations or warranties, except that the Replaced Part is free and clear of all Lessor Liens), in such form as may be reasonably requested by Lessee and are in form and substance satisfactory to the Required Lessors, all at the expense of Lessee.

     V.5 ALTERATIONS, MODIFICATIONS AND ADDITIONS; REMOVABLE PARTS.

                  Except as provided in Sections 5.3 and 5.4, Lessee shall not remove, replace or alter any Vehicle or affix or place any accessory, equipment or device on any Vehicle (such actions shall be hereafter referred to collectively as "alter") if such removal, replacement, alteration or addition would materially impair the originally intended function or use or materially reduce the value or useful life of such Vehicle; provided, that Lessee, at its own expense, will make, or cause to be made, any alteration, improvement, modification or addition to or in respect of any Vehicle that may be necessary, from time to time, to comply in all material respects with any applicable law, governmental rule or regulation or to comply with any provision of any insurance policy required to be maintained under Section 7.1 (any Parts being used to comply with this provision shall be hereafter referred to as "Mandatory Parts"). All Parts affixed to or installed as a part of any Vehicle, excluding temporary replacements, shall thereupon become subject to the security interest under this Lease. If no Event of Default shall exist, Lessee may remove, at its expense, any Part at any time during the term of this Lease (such Part, a "Removable Part"): (i) which is in addition to, and not in replacement of or substitution for, any Part originally incorporated or installed in or attached to a Vehicle on the date such item became subject to this Lease or any Part in replacement of or substitution for any such Part originally incorporated or installed or attached to such Vehicle; (ii) which is not a Mandatory Part; and (iii) which can be removed from any Vehicle without causing damage to such Vehicle or diminishing or impairing the value, utility or condition which such Vehicle would have had at such time had such addition not occurred; provided, that: (x) such removal will not materially impair the value, use or useful life which the Vehicle would have had at such time had such Part not been affixed or placed to or on such Vehicle; and (y) such Part is not necessary for the continued normal use of such Vehicle. Lessee shall repair all damage to any Vehicle resulting from any alteration so as to restore such Vehicle to the condition in which it existed prior to such alteration (ordinary wear and tear excepted). Neither Agent nor any Lessor shall have any obligation to pay for or to reimburse Lessee for any alteration required or permitted by this Section 5.5.

                  As provided in Section 4.1 of the Participation Agreement and
Section 12.1 of this Lease, all Parts incorporated or installed in or attached or added to any Vehicle as the result of alterations, modifications or additions under this Section 5.5, except Removable Parts, shall, without further act, vest in Agent, for the benefit of the Lessors, to secure Lessee's performance of its obligations under the Operative Agreements, in the manner provided in clause
(ii) of Section 5.4(a) and the other applicable provisions of Section 5.4 shall apply with respect to such Parts. Upon the removal by Lessee of any Removable Part as provided herein, such Removable Part shall no longer be deemed part of the Vehicle from which it was removed. Any Removable Part not removed by Lessee as provided herein prior to the end of the Lease Term shall become the property of Lessor at such time.

     V.6 INSPECTION OF COLLATERAL. Agent, the Lessors and each of their agents and representatives shall have the right at all reasonable times, upon reasonable notice, to inspect any Collateral, including without limitation any Certificate of Title or documentation related to the Collateral. Lessee shall maintain: any Certificate of Title, microfiche containing Vehicle registration documents and executed blank powers of attorney enabling the Agent to reregister the Vehicles, each of them to be maintained in Lessee's records in a separate file entitled "ABN AMRO Documentation."


                                       VI

                 Risk of Loss; Replacement; Waiver and Indemnity
                 -----------------------------------------------

     VI.1 CASUALTY. Upon a Casualty, Lessee shall give prompt written notice thereof (a "Casualty Notice") to Agent, which notice shall specify whether Lessee will:

                  repay a portion of the Lease Balance equal to the Casualty Amount together with all Variable Rent accrued on such portion of the Lease Balance to the date of payment, which repayment shall be made no later than the next scheduled Payment Date occurring after such Casualty or, if such Casualty occurs during the last 5 Business Days of a Rent Period, then no later than the second Payment Date occurring after such Casualty, provided that in any event such repayment shall be made no later than the last day of the Lease Term (the "Casualty Settlement Date"); or

                  replace the Vehicle with respect to which the Casualty has occurred pursuant to the provisions of Section 5.4 (treating such Vehicle, for these purposes, in the same manner as a Part), provided that upon the occurrence and during the continuance of an Event of Default or an Incipient Default, Lessee shall be obligated, at the option of the Required Lessors, to make the payments referred to in clause (a) above and shall not be entitled to exercise any right or election of replacement as set forth in this clause (b).

         If Lessee has elected, or is required, to pay the Casualty Amount pursuant to clause (a) above, Lessee shall continue to make all payments of Rent due under the applicable Lease Supplement until and including the Casualty Settlement Date. Upon payment of the Casualty Amount in respect of any Vehicle suffering a Casualty on such Casualty Settlement Date, the remaining scheduled payments of Fixed Rent, if any, shall each be reduced by an amount equal to the product of the scheduled amount of such Fixed Rent prior to the receipt of such payment by Agent multiplied by the Allocation Fraction under such Lease Supplement of the Vehicle suffering such Casualty.

         VI.2 CASUALTY PROCEEDS. All proceeds of any casualty insurance or condemnation proceeds ("Casualty Proceeds") paid or payable to Lessee or any Affiliate of Lessee by reason of a Casualty or Partial Casualty to a Vehicle shall be deposited into a deposit account established by Agent, for the benefit of the Lessors (the "Deposit Account"), unless Lessee shall have already complied with the applicable provisions of Section 5.4 or 6.1 with respect to such Casualty or Partial Casualty. Any Casualty Proceeds paid to

Agent with respect to a Vehicle suffering a Casualty or a Partial Casualty shall also be deposited in the Deposit Account. Any moneys in the Deposit Account attributable to a Casualty or Partial Casualty shall be remitted promptly to Lessee after Lessee's full compliance with Section 6.1 or Section 5.4, as applicable. Notwithstanding the foregoing provisions of this Section 6.2, and provided that no Incipient Default consisting of an event described in Section
8.1 (a) or (g) or an Event of Default shall exist, if the aggregate amount of Casualty Proceeds at any one time outstanding is [$250,000] or less, then Lessee may receive such Casualty Proceeds directly, without delivery to Agent; provided, that such Casualty Proceeds are applied in accordance with the requirements of Section 6.1 or Section 5.4, as applicable. Notwithstanding any Casualty, all of Lessee's obligations under this Lease and each Lease Supplement (including its obligation to make all payments of Rent as they become due) shall continue unabated and in full force and effect as provided in this Lease. Without limiting the foregoing, Lessee's obligations under Section 5.4 shall not be affected by the amount of any Casualty Proceeds received by Lessee.


                                       VII

                                    Insurance
                                    ---------

     VII.1 REQUIRED COVERAGES. At its own expense, Lessee will maintain the following insurance coverages:

                  primary automobile and general liability insurance of not less than $3,000,000 per occurrence, with excess coverages of not less than $5,000,000 per occurrence and $95,000,000 in the aggregate, in each case naming Agent and Lessors as additional insureds; and

                  insurance against all risks of loss or physical damage to the Vehicles in a primary amount of not less than $250,000 per occurrence and excess "all risk" coverage on the Vehicles in a blanket amount of not less than $100,000,000, which insurance shall name Agent and Lessors as the sole loss payees.

In the absence of an Event of Default or an Incipient Default, Lessee may provide the insurance coverage required under paragraphs (a) and (b) through its self-insurance program, which retained liability amounts, in both such cases, shall not exceed $3 million per occurrence and shall be in amounts not greater than amounts customary for similarly situated companies operating comparable equipment in the same industry as Lessee. Lessee shall obtain its excess insurance from financially responsible companies selected by Lessee and having an A.M. Best rating of "A" or better or otherwise acceptable to the Required Lessors.

         Such insurance shall (i) name Agent and Lessors as additional insured parties thereunder as specified above (without any representation or warranty by, or obligation upon, Agent or any Lessor) as their respective interests may appear, (ii) contain the agreement by the Insurer that any loss thereunder shall be payable to Agent and Lessors notwithstanding any action, inaction or breach of representation or warranty by Lessee or any other Person having an interest in any Vehicle (including, without limitation, Agent or any Lessor), (iii) provide that there shall be no recourse against Agent or any Lessor for payment of premiums or other amounts with respect thereto, (iv) provide that Insurer shall give Agent and each Lessor at least 30 days' prior written notice of cancellation, lapse or reduction of limits, (v) be primary with respect to any other insurance carried by or available to Agent and the Lessors, (vi) provide that the insurer shall waive any right of subrogation, setoff, counterclaim, or other deduction, whether by attachment or otherwise, against Agent or any Lessor, and (vii) contain a cross-liability clause providing for coverage of Agent and each Lessor as if separate policies had been issued to each of them, provided, however, that such provision shall not increase the total limits of liability over those specified herein. Lessee will notify Agent and Lessors promptly of any policy cancellation, reduction in policy limits, modification or amendment.

     VII.2 DELIVERY OF INSURANCE CERTIFICATES. On or before the Initial Delivery Date and thereafter on each Subsequent Delivery Date, Lessee shall deliver to Agent certificates of insurance satisfactory to Agent and Lessors evidencing the existence of all insurance required to be maintained hereunder and setting forth the respective coverages, limits of liability, carrier, policy number and period of coverage. Thereafter, throughout the Lease Term, at the time each of Lessee's insurance policies is renewed (but in no event less frequently than once each year), Lessee shall deliver to Agent and each Lessor certificates of insurance evidencing that all insurance required by Section 7.1 to be maintained by Lessee with respect to the Vehicles is in effect.


                                      VIII

                                     Default
                                     -------

     VIII.1 EVENTS OF DEFAULT. The following shall constitute events of default (each an "Event of Default") hereunder and under each Lease Supplement then in effect (whether any such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Authority):

                  (i) any payment of Rent, or any other payment payable by Lessee hereunder or by Lessee under any other Operative Agreement (including without limitation, any amount payable pursuant to Article VII or VIII of the Participation Agreement) other than a payment due on the Termination Date shall not be paid when due, and such payment shall be overdue for a period of three Business Days or (ii) any payment due on the Termination Date shall not be paid when due;

                  any representation or warranty made by or on behalf of Lessee contained in any Operative Agreement or in any certificate, letter or other writing or instrument furnished or delivered to Agent or Lessors pursuant thereto shall at any time prove to have been incorrect in any material respect when made, deemed made or reaffirmed, as the case may be;

                  Lessee shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Article X or XI or Section 13.10 of this Lease or under Section 6.1(a),
(c), (f), (g) or (i) of the Participation Agreement (except to the extent that Section 13.10 incorporates Section 5.2, in which case clause (e) of this Section
8.1 shall apply);

                  Lessee shall default in the performance or observance of any term, covenant, condition or agreement on its part to be performed or observed under Section 7.1;

                  Lessee shall default in the performance or observance of any other term, covenant, condition or agreement on its part to be performed or observed hereunder or under any other Operative Agreement (and not constituting an Event of Default under any other clause of this Section 8.1), and such default shall continue unremedied for a period of 30 days after the earlier to occur of (i) written notice thereof by Agent or any Lessor to Lessee or (ii) Lessee has Actual Knowledge thereof;

          Lessee shall generally fail to pay, or admit in writing its inability to pay, its debts as they become due, or shall voluntarily commence any case or proceeding or file any petition under any bankruptcy, insolvency or similar law or seeking dissolution, liquidation or reorganization or the appointment of a receiver, agent, custodian or liquidator for itself or a substantial portion of its property, assets or business or to effect a plan or other arrangement with its creditors, or shall file any answer admitting the jurisdiction of the court and the material allegations of any involuntary petition filed against it in any bankruptcy, insolvency or similar case or proceeding, or shall be adjudicated bankrupt, or shall make a general assignment for the benefit of creditors, or shall consent to, or acquiesce in the appointment of, a receiver, agent, custodian or liquidator for itself or a substantial portion of its property, assets or business; or (ii) corporate action shall be taken by Lessee for the purpose of effectuating any of the foregoing;

                  involuntary proceedings or an involuntary petition shall be commenced or filed against Lessee under any bankruptcy, insolvency or similar law or seeking the dissolution, liquidation or reorganization of Lessee or the appointment of a receiver, agent, custodian or liquidator for Lessee or of a substantial part of the property, assets or business of Lessee, or any writ, judgment, warrant of attachment, execution or similar process shall be issued or levied against a substantial part of the property, assets or business of Lessee, and such proceedings or petition shall not be dismissed or stayed, or such writ, judgment, warrant of attachment, execution or similar process shall not be released, vacated or fully bonded, within 60 days after commencement, filing or levy, as the case may be;

                  any one or more of the following shall occur and the liability of Lessee and its Subsidiaries on a consolidated basis shall exceed, individually or in the aggregate, $5,000,000: (i) a contribution failure occurs with respect to any Pension Plan (other than a Multi-employer Plan) sufficient to give rise to a lien under Section 302(f) of ERISA or Section 412(n) of the Code with respect to any Pension Plan (other than a

Multi-employer Plan) as to which Lessee or any Related Person to Lessee may have any liability, (ii) there shall exist an unfunded current liability (as defined in 302(d)(8) of ERISA) with respect to any Pension Plan, (iii) steps are undertaken to terminate any Pension Plan, (iv) any Reportable Event occurs with respect to a Pension Plan for which notice to the PBGC has not been waived, (v) any action is taken with respect to a Pension Plan which could result in the requirement that Lessee or any Related Person to Lessee furnish a bond or other security to the PBGC or such Pension Plan, (vi) the occurrence of any event which could cause Lessee or any Related Person to Lessee to incur any liability, fine or penalty with respect to any Pension Plan or any increase in liability with respect to any Pension Plan, or (vii) the occurrence of any event that could result in any increase in the liability (or contingent liability) of Lessee or any Related Person to Lessee with respect to post-retirement benefits under any Welfare Plan;

                  any Operative Agreement or the security interest granted under this Lease shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of Lessee or any Affiliate; or Lessee or any Affiliate, directly or indirectly, shall contest in any manner in any court the effectiveness, validity, binding nature or enforceability thereof; or the security interest securing Lessee's obligations under the Operative Agreements shall, in whole or in part, cease to be a perfected first priority security interest;

                  there shall have occurred any event of default (after giving effect to any applicable grace or cure period) in the performance or observance of any obligation or condition with respect to any Debt owing by or guaranteed by Lessee having an aggregate principal amount in excess of $10,000,000; provided that should such event of default be subsequently cured or waived, it shall no longer constitute an Event of Default hereunder; or

                  a final judgment or final judgments for the payment of money are entered by a court or courts of competent jurisdiction against Lessee, and such judgment or judgments remain undischarged or unstayed for a period (during which execution shall not be effectively stayed) of 30 days; provided, that the aggregate of all such judgments exceeds $10,000,000.

     VIII.2 REMEDIES. If any Event of Default has occurred and is continuing, Agent may exercise in any order one or more or all of the remedies set forth in this Section 8.2 (it being understood that no remedy herein conferred is intended to be exclusive of any other remedy or remedies, but each and every remedy shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law or in equity or by statute):

                  Agent may proceed by appropriate court action or actions, either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease or to recover damages for the breach thereof;

                  Agent may by notice in writing to Lessee terminate this Lease, but Lessee shall remain liable as hereinafter provided; and Agent may, at its option, do any one or more of the following: (i) declare the Lease

Balance, all accrued Variable Rent, all other amounts then payable by Lessee under this Lease and the other Operative Agreements to be immediately due and payable, and recover any other damages and expenses (including the costs and expenses described in Article VII and Section 11.5 of the Participation Agreement) in addition thereto which Agent or any Lessor shall have sustained by reason of such Event of Default; (ii) enforce the security interest given hereunder pursuant to the Uniform Commercial Code or any other law; (iii) enter upon the premises where any Vehicle may be and either remove such Vehicle, with any damage to the improvements on such premises to be borne by Lessee (except to the extent such damage is due to the willful misconduct or gross negligence of Agent or its representatives), or take possession of such Vehicle; and (iv) require Lessee to return the Vehicles as provided in Article IX; or

                  Agent may require Lessee immediately to purchase the Vehicles for an aggregate purchase price equal to the applicable Termination Value as of the most recent Payment Date. Lessee shall also pay to Agent (i) all accrued unpaid Rent payable on or prior to such Payment Date; (ii) the pro rata Variable Rent from the most recent Payment Date to the date of such purchase; and (iii) all other fees and expenses and other amounts then due and payable pursuant to this Lease and the other Operative Agreements.

         Notwithstanding the foregoing, upon the occurrence of any Event of Default described in subsections (a) through (e) and (h) through (k) of Section 8.1, and upon notice by the Agent to Lessee that the Agent seeks to pursue any of the remedies described in Section 8.2, Lessee may, within one (1) Business Day from the receipt of such notice, elect to purchase all of the Vehicles for an amount equal to the applicable Termination Value as of the most recent Payment Date. Lessee shall also pay to Agent (i) all accrued unpaid Rent payable on or prior to such Payment Date; (ii) the pro rata Variable Rent from the most recent Payment Date to the date of such purchase; and (iii) all other fees and expenses and other amounts then due and payable pursuant to this Lease and the other Operative Agreements. The purchase of all Vehicles by Lessee pursuant to the preceding two sentences shall be in immediately available funds within three
(3) Business Days from the date of Lessee's election to purchase the Vehicles.

         Notwithstanding the foregoing, upon the occurrence of any Event of Default described in subsection (f) or (g) of Section 8.1, Lessee shall automatically and immediately be required to purchase all of the Vehicles for an amount equal to the applicable Termination Value as of the most recent Payment Date. Lessee shall also pay to Agent (i) all accrued unpaid Rent payable on or prior to such Payment Date; (ii) the pro rata Variable Rent from the most recent Payment Date to the date of such purchase; and (iii) all other fees and expenses and other amounts then due and payable pursuant to this Lease and the other Operative Agreements.

         Except for notices expressly otherwise provided for in the Operative Agreements, Lessee hereby waives presentment, demand, protest and notice of any kind including, without limitation, notices of default, notice of acceleration and notice of intent to accelerate.

     VIII.3 ADDITIONAL REMEDIES. In addition to the remedies set forth in
Section 8.2, if any Event of Default shall occur, the Agent (at the direction of the Required Lessors) may, but is not required to, sell the Collateral in one or more sales. The Agent, on behalf of Lessors, may purchase all or any part of the Collateral at such sale. Lessee acknowledges that sales for cash or on credit to a wholesaler, retailer or user of such Collateral, at a public or private auction, are all commercially reasonable. Any notice required by law of intended disposition by the Agent shall be deemed reasonable and properly given if given at least 10 days before such disposition.

     VIII.4 PROCEEDS OF SALE; DEFICIENCY. All payments received and amounts held or realized by the Agent at any time when an Event of Default shall have occurred and be continuing and after, pursuant to Section 8.2, the Lease Balance shall have been accelerated or Lessee is required to purchase the Vehicles, as well as all payments or amounts then held or thereafter received by the Agent shall be distributed forthwith upon receipt by the Agent in the following order of priority:

                  FIRST: (i) so much of such payments or amounts as shall be required to reimburse first the Agent and then any Lessor for any tax (other than any income tax payable on interest not required to be indemnified by Lessee under Article VIII of the Participation Agreement and on fees and other compensation of the Agent), expense or other amount owed to the Agent or any Lessor in connection with the collection or distribution of such payments or amounts to the extent not previously reimbursed by Lessee (including, without limitation, the expenses of any sale, taking or other proceeding, expenses in connection with realizing on any of the Collateral, reasonable attorneys' fees and expenses (including the allocated costs of internal counsel), court costs and any other reasonable expenditures incurred or reasonable expenditures or advances made by the Agent or any Lessor in the protection, exercise or enforcement of any right, power or remedy upon such Event of Default whether pursuant to Section 8.2 or otherwise) shall be so applied by the Agent first to itself and then to such Lessors; and (ii) so much of such payments or amounts as shall be required to pay the reasonable fees and compensation of the Agent in connection with acting as Agent not previously paid by Lessee, shall be distributed to the Agent;

                  SECOND: so much of such payments or amounts except those specified in clause third below, which under the terms of this Lease and the other Operative Agreements have accrued, including, without limitation, such amounts as shall be required to reimburse the then existing or prior Lessors for payments made by them to Agent pursuant to Section 9.4 of the Participation Agreement (to the extent not previously reimbursed);

                  THIRD: so much of such payments or amounts remaining as shall be required to pay in full, in the following order of application, (a) all accrued unpaid Variable Rent (including, to the extent permitted by applicable law, interest on interest) and (b) the aggregate unpaid Lease Balance, and in case the aggregate amount so to be distributed shall be insufficient to pay any of the foregoing in full all as aforesaid then, ratably to the Lessors in accordance with their respective Commitment Percentages; and

                  FOURTH: so much of such payments or amounts as shall remain shall be distributed to Lessee.

     VIII.5 RIGHT TO PERFORM LESSEE'S AGREEMENTS. If Lessee fails to perform any of its agreements contained herein or in any other Operative Agreement within the time period specified therefor, whether or not an Event of Default has occurred and is continuing, Agent, upon written instructions from Required Lessors and receipt by Agent of indemnification satisfactory to it, and, upon 3 Business Days' prior notice to Lessee, may perform such agreement and the fees and expenses incurred by Agent (or one or more Lessors) in connection with such performance together with interest thereon shall be payable by Lessee upon demand. Interest on fees and expenses so incurred by Agent (or one or more Lessors) shall accrue at the rate provided in Section 3.2 for overdue payments.

                                       IX

                               Return of Vehicles
                               ------------------

         If Agent has terminated this Lease pursuant to Section 8.2, and Lessee has not elected to purchase the Vehicles pursuant to Section 8.2 or Articles X or XI, Lessee shall (a) maintain (or cause to be maintained) the Vehicles in the condition required by Section 5.3, store the Vehicles without cost to Agent or any Lessor and keep all of the Vehicles insured in accordance with Article VII, and (b) upon such termination forthwith package and deliver exclusive possession of such Vehicles to Agent, for the benefit of the Lessors, at a location designated by Agent, together with a copy of an inventory list of the Vehicles then subject to the Lease, all then current plans, specifications and operating, maintenance and repair manuals relating to the Vehicles that have been received or prepared by Lessee, appropriately protected and in the condition required by
Section 5.3 (and in any event in condition to be placed in immediate service), to Agent. This Article IX shall survive termination of this Lease.

                                        X

                                Early Termination
                                -----------------

     X.1 EARLY TERMINATION AS TO ALL VEHICLES. On any scheduled Payment Date after the Second Lease Commencement Date Lessee may, at its option, upon at least 30 days' advance written notice from Lessee to Agent and the Lessors, purchase all, but not less than all, of the Vehicles subject to all Lease Supplements then in effect in immediately available funds in an amount equal to the applicable Termination Value as of such Payment Date. Lessee shall also pay to Agent (i) all accrued unpaid Rent payable on or prior to such Payment Date and (ii) all other fees and expenses and other amounts then due and payable pursuant to this Lease and the other Operative Agreements. Upon the indefeasible payment of such sums by Lessee in accordance with the provisions of the preceding sentence, the obligation of Lessee to pay Rent hereunder shall cease, the term of this Lease shall end on the date of such payment and Agent, on behalf of Lessors, shall execute and deliver to Lessee such documents as may be reasonably required to release the Vehicles from the terms and scope of this Lease (without representations or warranties, except that the Vehicles are free and clear of Lessor Liens), in such form as may be reasonably requested by Lessee, all at Lessee's sole cost and expense.

     X.2 EARLY TERMINATION AS TO A VEHICLE. Lessee may, at its option, at any time after the Second Lease Commencement Date and from time to time, purchase any Vehicle for an amount equal to the Casualty Amount of such Vehicle, together with all accrued but unpaid Variable Rent on the portion of the Lease Balance represented by such Casualty Amount, whereupon Agent shall transfer its interest in such Vehicle to Lessee in accordance with the last two sentences of Section 12.1; provided, however, that Lessee shall not have such option to purchase a Vehicle pursuant to this Section 10.2, if as a result of such purchase, all Vehicles theretofore purchased under this Section 10.2 together with the Vehicle to be purchased would have an aggregate Purchase Price in excess of $3,000,000.


                                       XI

                                Lease Termination
                                -----------------

     XI.1 OPTIONS. Not later than 120 days prior to the last day of the Base Period commencing on the First Lease Commencement Date or any Renewal Term with respect to such Base Period then in effect, Lessee shall, by delivery of written notice to Agent (except in the case of clause (a)), exercise one of the following options:

                  unless Lessee delivers written notice to the contrary, except in the case of the last such Renewal Term, renew this Lease with respect to all, but not less than all, of the Vehicles then subject hereto for an additional one year Renewal Term (the "Renewal Option") with respect to each Base Period or Renewal Term then in effect, with each such Renewal Term commencing on the last day of the applicable Base Period or Renewal Term then in effect, on the terms and conditions set forth herein and in the other Operative Agreements; provided, that (i) such option shall be exercised only with respect to both Base Periods or Renewal Terms then in effect and (ii) in connection with the exercise of the Renewal Option Lessee shall provide Lessors with an Appraisal of all of the Vehicles subject to this Lease together with its notice of exercise, which Appraisal shall set forth the Appraisal Values of the Vehicles as of the commencement of each Renewal Term and as of the end of each Renewal Term and shall be satisfactory to Required Lessors; or

                  purchase in immediately available funds in an amount equal to the applicable Termination Value all, but not less than all, of the Vehicles then subject to this Lease on the last day of the Base Term or Renewal Term applicable to such Vehicles with respect to which such option is exercised, on the terms and conditions set forth in Section 11.2. (the "Lessee Purchase Option"); provided, that such option shall be exercised only with respect to all Vehicles then subject to this Lease; or

                  sell on behalf of the Lessors to a purchaser or purchasers not in any way affiliated with Lessee all, but not less than all, of the Vehicles then subject to this Lease on the last day of the Base Period or of any Renewal Term then in effect with respect to which such option is exercised, on the terms and conditions set forth in Section 11.3 (the "Sale Option"); provided, that such option shall be exercised only with respect to all Vehicles then subject to this Lease.

Lessee's election of the Lessee Purchase Option will be irrevocable at the time made, but if Lessee fails to make a timely election, Lessee will be deemed, in the case of the Lease Term and each Renewal Term then in effect (other than the last Renewal Term) to have irrevocably elected the Renewal Option and, in the case of the last Renewal Term, Lessee will be deemed to have irrevocably elected the Lessee Purchase Option. In addition, the Sale Option shall automatically be revoked if there exists an Incipient Default or Event of Default at anytime after the Sale Option is properly elected and Agent shall be entitled to exercise all rights and remedies provided in Article VIII. Lessee may not elect the Sale Option if there exists on the date the election is made an Event of Default or an Incipient Default.

     XI.2 LESSEE PURCHASE OPTION. If Lessee elects the Lessee Purchase Option, then on the Termination Date applicable to each Lease Supplement, Lessee shall purchase all (but not less than all) of the Vehicles covered by such Lease Supplement for an amount equal to the applicable Termination Value. Lessee shall also pay to Agent all accrued unpaid Rent and all other amounts, if any then due and owing hereunder. Upon the indefeasible payment of such sums by Lessee in accordance with the provisions of the preceding sentence, the obligation of Lessee to pay Rent hereunder with respect to such Vehicles shall cease, the term of this Lease with respect to such Vehicles shall end on the date of such payment and Agent, on behalf of Lessors, shall execute and deliver to Lessee such documents as may be reasonably required to release such Vehicles from the terms and scope of this Lease (without representations or warranties, except that such Vehicles are free and clear of Lessor Liens), in such form as may be reasonably requested by Lessee, all at Lessee's sole cost and expense.

     XI.3 SALE OPTION. If Lessee elects the Sale Option, then during the period prior to the Termination Date applicable to each Lease Supplement, Lessee, as agent for Agent and Lessors and at no expense to Agent and Lessors, shall use its commercial best efforts to obtain bids for the purchase in immediately available funds on such Termination Date of the Vehicles from prospective purchasers which are unaffiliated with Lessee and are financially capable of purchasing the Vehicles ("Qualified Purchasers"). The Agent may also, if it so desires, seek to obtain such bids. All bids received by Lessee or Agent, within five Business Days after receipt thereof, shall be certified to the other in writing setting forth the name and address of the party submitting each such bid and the amount and terms thereof.

         If any bid is received from a Qualified Purchaser for an amount in excess of the Lease Supplement Lessor Risk Amount with respect to such Lease Supplement, or if Agent agrees in its sole and absolute discretion to accept a bid for less than the Lease Supplement Lessor Risk Amount, then on such Termination Date (i) the Vehicles shall be sold on an "as-is," "where-is" basis (without recourse to or warranty from Agent and Lessors, except that the Vehicles are free of Lessor Liens), to the bidder, which is a Qualified Purchaser, selected by Lessee after consultation with Agent (the "Purchaser"), provided, however, that Agent may not reject the highest bidder if the next highest bid is not at least equal to such Lease Supplement Lessor Risk Amount;
(ii) Lessee shall make the Vehicles available to the Purchaser in the same manner and in the same condition and otherwise in accordance with this Lease as if delivery were made to Agent pursuant to Article IX, (iii) such Purchaser shall pay the sale proceeds in immediately available funds to Agent for the benefit of Lessors, (iv) Lessee shall pay to Agent, for the benefit of Lessors, in immediately available funds (x) all accrued unpaid Rent and all other amounts, if any then due and owing under this Lease, and (y) an amount equal to the excess, if any, of (A) the Termination Value as of the Termination Date over
(B) the sale proceeds (but in no event shall such amount payable by Lessee under this clause (y) exceed the applicable Lessee Risk Amount), (v) title to such Vehicles shall be transferred to such Purchaser free, and clear of Lessor Liens, and (vi) Agent, on behalf of Lessors, shall execute and deliver to Purchaser such documents as may be reasonably required to release such Vehicles from the terms and scope of this Lease (without representations or warranties, except that such Vehicles are free and clear of Lessor Liens), in such form as may be reasonably requested by Purchaser.

         If (x) Agent does not receive any bid in excess of the applicable Lease Supplement Lessor Risk Amount from a Qualified Purchaser or Agent does not accept any bids received for less than the Lease Supplement Lessor Risk Amount prior to the applicable Termination Date Lessee shall have the option to, or (y) the proposed sale to the Purchaser is not consummated prior to the applicable Termination Date, Lessee be required to, purchase such Vehicles by paying to Agent within ten (10) Business Days of the Termination Date, in immediately available funds an amount equal to the applicable Termination Value as of the applicable Termination Date. In the event Lessee exercises such option or is so required to purchase such Vehicles, Lessee shall also pay to Agent (i) all accrued unpaid Rent payable on such Termination Date; (ii) the pro rata Variable Rent from the Termination Date to the date of such purchase; and (iii) all other fees and expenses and other amounts then due and payable pursuant to this Lease and the other Operative Agreements. If Lessee has the option to, but does not so elect to, purchase such Vehicles pursuant to the immediately preceding sentence, Lessee shall pay to Agent an amount equal to (i) the applicable Lease Supplement Lessee Risk Amount plus (ii) the indemnity for Excessive Use set forth in Section 7.2 of the Participation Agreement, Agent shall retain title to such Vehicles (or, if at such time Lessee holds title to such Vehicles, Lessee shall transfer title to such Vehicles to Agent, without recourse, representations or warranties, except that such Vehicles are free and clear of Lessor Liens) and Lessee shall return such Vehicles to Agent in accordance with Article IX.

                                       XII

     Ownership, Grant of Security Interest to Lessor and Further Assurances
     -----------------------------------------------------------------------

     XII.1 GRANT OF SECURITY INTEREST. Lessee hereby assigns, grants and pledges to Agent, for the benefit of the Lessors, a security interest in all of Lessee's right, title and interest, whether now or hereafter existing or acquired, in the Collateral, to secure the payment and performance of all obligations of Lessee now or hereafter existing under this Lease or any other Operative Agreement. Lessee shall, at its expense, do any further act and execute, acknowledge, deliver, file, register and record any further documents which Agent or any Lessor may reasonably request in order to protect its title to and perfected security interest in the Collateral, subject to no Liens other than Permitted Liens, and Agent's rights and benefits under this Lease. Lessee shall promptly and duly execute and deliver to Agent such documents and assurances and take such further action as Agent or any Lessor may from time to time reasonably request in order to carry out more effectively the intent and purpose of this Lease and the other Operative Agreements, to establish and protect the rights and remedies created or intended to be created in favor of Agent hereunder and thereunder, and to establish, perfect and maintain the right, title and interest of Agent, for the benefit of the Lessors, in and to the Vehicles, subject to no Lien other than Permitted Liens, or of such financing statements or fixture filings or other documents with respect hereto as Agent or any Lessor may from time to time reasonably request, and Lessee agrees to execute and deliver promptly such of the foregoing financing statements and fixture filings or other documents as may require execution by Lessee. Without limiting the foregoing, on and after the date Lessee elects or is deemed to have elected the Lessee Purchase Option or the Sale Option, Agent shall have the unconditional right to demand the execution and delivery by Lessee of bills of sale with respect to the Vehicles leased by Lessee or such documentation as may be necessary to cause title to the Vehicles to be recorded in the name of Agent, for the benefit of the Lessors. To the extent permitted by applicable laws, Lessee hereby authorizes any such financing statements and other documents to be filed without the necessity of the signature of Lessee, if Lessee has failed to sign any such instrument within 10 days after request therefor by Agent or any Lessor. Upon Lessee's request, Agent shall at such time as all of the obligations of Lessee under this Lease or any other Operative Agreements have been indefeasibly paid or performed in full (other than Lessee's contingent obligations, if any, under Articles VII and VIII of the Participation Agreement), execute and deliver termination statements and other appropriate documentation reasonably requested by Lessee, all at Lessee's expense, to evidence Agent's release of its security interest in the Collateral. At such time, Agent shall execute and deliver to Lessee such documents as may be reasonably necessary (without representations or warranties, except that the Vehicles are free and clear of Lessor Liens) to release Agent's security interest in the Vehicles. Any such sale of the Vehicles to either Lessee or a third party shall be on an AS-IS, WHERE-IS basis (without representations or warranties, except that the Vehicles are free and clear of Lessor Liens).

     XII.2 RETENTION OF PROCEEDS IN THE CASE OF DEFAULT. If Lessee would be entitled to any amount (including any Casualty Proceeds or Partial Casualty Proceeds) but for the existence of any Event of Default or Incipient Default, Agent shall hold such amount as part of the Collateral and shall be entitled to apply such amounts against any amounts due hereunder; provided, that Agent shall distribute such amount or transfer such Vehicle in accordance with the other terms of this Lease if and when no Event of Default or Incipient Default exists.

     XII.3 ATTORNEY-IN-FACT. Lessee hereby irrevocably appoints Agent as Lessee's attorney-in-fact, with full authority in the place and stead of Lessee and in the name of Lessee or otherwise, from time to time in Agent's discretion, upon the occurrence and during the continuance of an Event of Default, to take any action (including any action that Lessee is entitled to take) and to execute any instrument which Agent or the Required Lessors may deem necessary or advisable to accomplish the purposes of this Lease (subject to any limitations set forth in the Operative Agreements), including, without limitation:

                  to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for money due and to become due under or in connection with the Collateral;

                  to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with the foregoing clause
(a);

                  to file any claim or take any action or institute any proceedings which Agent may deem to be necessary or advisable for the collection thereof or to enforce compliance with the terms and conditions of any Collateral; and

                  to perform any affirmative obligations of Lessee hereunder.

Lessee hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section 12.3 is irrevocable and coupled with an interest.

     XII.4 RELEASE OF LIENS. Upon the replacement or substitution of any Vehicle or Part or Sublease, or the payment of all amounts required pursuant to Section
6.1 in connection with a Casualty, in each case in compliance with the applicable provisions of the Lease, such Vehicle or Part or Sublease shall be released from the security interest created hereunder as provided in Section 5.4(b).


                                      XIII

                                  Miscellaneous
                                  -------------

     XIII.1 NO WAIVER. No delay or omission in the exercise of any right, power or remedy accruing to Agent and/or the Lessors upon any breach or default of Lessee hereunder shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein or of or in any similar breach or default thereafter occurring, nor shall any single or partial exercise of any right, power or remedy preclude other or further exercise thereof, or the exercise of any other right, power or remedy, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of Agent or the Lessors of any breach or default under this Lease must be specifically set forth in writing and must satisfy the requirements set forth in Article X of the Participation Agreement with respect to approval by Agent or the Lessors.

     XIII.2 SURVIVAL OF COVENANTS. All claims pertaining to the representations, warranties and covenants of Lessee under Articles II, III, IV, V, VI, VII, X, XI and XIII shall survive the termination of this Lease to the extent such claims arose out of events occurring or conditions existing prior to any such termination.

     XIII.3 APPLICABLE LAW. THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF.

     XIII.4 EFFECT AND MODIFICATION OF LEASE. No variation, modification, amendment or waiver of this Lease, including any schedules or exhibits hereto, or any other Operative Agreement to which Agent or any Lessor is a party shall be valid unless the same shall have been entered into in accordance with Article X of the Participation Agreement.

     XIII.5 NOTICES. All notices, demands, requests, consents, approvals and other instruments hereunder shall be in writing and shall be deemed to have been properly given if given as provided for in Section 11.4 of the Participation Agreement.

     XIII.6 COUNTERPARTS. This Lease has been executed in several counterparts. One counterpart has been prominently marked "Agent's Copy." Only the counterpart marked "Agent's Copy" shall evidence a monetary obligation of or shall be deemed to be an original or to be chattel paper for purposes of the Uniform Commercial Code, and such copy shall be held by Agent.

     XIII.7 SEVERABILITY. Whenever possible, each provision of this Lease shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Lease shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Lease.

     XIII.8 SUCCESSORS AND ASSIGNS: BENEFIT OF AGREEMENT. This Lease shall be binding upon each of the parties hereto and, subject to Sections 13.9 and 13.10 hereof, its respective successors and assigns, and shall inure to the benefit of each of the parties hereto and its respective successors and permitted assigns.

         It is expressly understood and agreed that Agent is entering into this Lease for the benefit of the Lessors, who are third party beneficiaries of this Lease and each Lease Supplement.

     XIII.9 ASSIGNMENT BY AGENT. Agent shall not sell, assign, transfer or otherwise dispose of its rights or delegate its obligations under this Lease to any other Person except as permitted or required by the Participation Agreement.

     XIII.10 ASSIGNMENT BY LESSEE. Lessee shall not sell, assign, transfer or otherwise dispose of its rights or delegate its obligations under this Lease to any other Person, except as permitted or required by Section 5.2 hereof or the Participation Agreement.

     XIII.11 JURY TRIAL. LESSEE WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS LEASE OR ANY RELATED DOCUMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS LEASE OR ANY RELATED DOCUMENT AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     XIII.12 SECTION HEADINGS; TABLE OF CONTENTS. Section headings and the table of contents used in this Lease (including the schedule) are for convenience of reference only and shall not affect the construction of this Lease.

     XIII.13 FINAL AGREEMENT. THIS LEASE, TOGETHER WITH THE OTHER OPERATIVE AGREEMENTS, REPRESENTS THE ENTIRE FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED BY THE LEASE AND THE OTHER OPERATIVE AGREEMENTS. THIS LEASE CANNOT BE MODIFIED, SUPPLEMENTED, AMENDED, RESCINDED OR CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES, EXCEPT BY AN INSTRUMENT IN WRITING SIGNED BY THE PARTIES HERETO IN ACCORDANCE WITH THE TERMS OF THE PARTICIPATION AGREEMENT. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     XIII.14 TIMELINESS OF PERFORMANCE. The provisions of Articles VIII and XI pertaining to the delivery of notice and the performance of certain events on dates required by Articles VIII and XI are to be strictly adhered to by the parties hereto.



                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, the parties hereto have caused this Lease to be executed and delivered as of the date first above written.

                               ROADWAY EXPRESS, INC., as Lessee



                               By   /S/ M. W. Wickham
                                    ------------------------------
                               Name Printed:  M. W. Wickham
                                              --------------------
                               Title:  President and CEO
                                       ---------------------------


                               ABN AMRO BANK N.V., Pittsburgh Branch,
                               not individually but solely as Agent
                               for the Lessors


                               By: ABN AMRO North America,  Inc., as agent


                               By   /s/ Dennis F. Lennon
                                    ------------------------------
                               Name Printed:   Dennis F. Lennon
                                               -------------------
                               Title:   Vice President
                                        --------------------------


                               By   /s/ Kathleen L. Ross
                                    ------------------------------
                               Name Printed:   Kathleen L. Ross
                                               -------------------
                               Title:   Group Vice President
                                        --------------------------